     As filed with the Securities and Exchange Commission on April 26, 2006

                                                  Registration File No. 33-19718
                                                                       811-03915

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]

                         PRE-EFFECTIVE AMENDMENT NO. ___                     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 28                     [X]

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [ ]

                                 AMENDMENT NO. 9                             [X]

                        (Check appropriate box or boxes.)

                        CUNA Mutual Life Variable Account
                           (Exact name of registrant)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (Name of depositor)

                                2000 Heritage Way
                            Waverly, Iowa 50677-9202
              (Address of depositor's principal executive offices)

        Depositor's Telephone Number, including Area Code: (319) 352-4090

        Kevin S. Thompson, Esq.                              Copy to:
   CUNA Mutual Life Insurance Company                 Stephen E. Roth, Esq.
        5910 Mineral Point Road                  Sutherland Asbill & Brennan LLP
        Madison, Wisconsin 53705                 1275 Pennsylvania Avenue, N.W.
(Name and address of agent for service)             Washington, DC 20004-2415

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on May 1, 2006 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(i)

[ ]  on May 1, 2006 pursuant to paragraph (a)(i) of Rule 485

If appropriate check the following box:

[X] This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment

                      Title of Securities Being Registered:
    Interests in Individual Flexible Premium Variable Life Insurance Policies

                                   PROSPECTUS                        MAY 1, 2006


                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                     THROUGH
                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

This prospectus describes the MEMBERS Variable Universal Life flexible premium variable life insurance policy ("Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Variable Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured.

This prospectus provides information that a prospective Owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

     - Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

     - An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds available through the Separate Account accompanies this prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

-    Ultra Series Fund
        Money Market Fund
        Bond Fund
        Balanced Fund


        Large Cap Value Fund (formerly Growth and Income Stock Fund)



        Large Cap Growth Fund (formerly Capital Appreciation Stock Fund)



        Mid Cap Growth Fund (formerly Multi-Cap Growth Stock Fund)


-    T. Rowe Price International Series, Inc.
        T. Rowe Price International Stock Portfolio

An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

PLEASE REFER TO THE "SUMMARY OF POLICY BENEFITS AND RISKS" SECTION OF THIS PROSPECTUS THAT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN A POLICY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


Summary of Policy Benefits and Risks.......................................    1
Benefits Summary...........................................................    1
Risk Summary...............................................................    3
Fee Tables.................................................................    6
CUNA Mutual Life Insurance Company.........................................   11
   CUNA Mutual Life Insurance Company......................................   11
   The Interest Bearing Account............................................   11
   Legal Proceedings.......................................................   11
The Separate Account and the Funds.........................................   11
   Ultra Series Fund.......................................................   12
   T. Rowe Price International Series, Inc.................................   12
The Policy.................................................................   13
   Applying for a Policy...................................................   13
   Flexibility of Premiums.................................................   13
   Allocation of Net Premiums..............................................   14
   Lapse...................................................................   14
   Reinstatement...........................................................   14
   Premiums to Prevent Lapse...............................................   15
   Death Proceeds..........................................................   15
   Change of Death Benefit Options.........................................   16
   Accelerated Benefit Option..............................................   17
   Change of Specified Amount..............................................   17
   Policy Values...........................................................   18
   Transfer of Values......................................................   19
   Telephone and Facsimile Transfers.......................................   20
   Change of Allocations...................................................   22
   Dollar-Cost Averaging...................................................   22
   Surrender and Partial Withdrawals.......................................   22
   Maturity................................................................   23
   Payment of Proceeds/Settlement Options..................................   23
   Suspension of Payments..................................................   24
   Policy Loans............................................................   24
Charges and Deductions.....................................................   25
   Premium Expense Charge..................................................   25
   Monthly Deduction.......................................................   25
   Cost of Insurance.......................................................   25
   Monthly Policy Fee......................................................   25
   Monthly Administrative Fee..............................................   25
   Cost of  Additional Benefits............................................   25
   Mortality and Expense Risk Charge.......................................   26
   Contingent Deferred Sales and Administrative Charges....................   27
   Partial Withdrawal Fee..................................................   28
   Transfer Fee............................................................   28
   Federal and State Income Taxes..........................................   28
   Duplicate Policy Charge.................................................   28
   Change of Specified Amount Charge.......................................   28
   Fund Expenses...........................................................   29
   Additional Information..................................................   29
Other Policy Benefits and Provisions.......................................   29
   Conditions for Policy Issue.............................................   29
   Issue Date..............................................................   29
   Owner, Beneficiary......................................................   29
   Right-to-Examine Period.................................................   30
   Exchange of Policy......................................................   30
   Paid-up Insurance.......................................................   31
   Transfer of Ownership...................................................   31
   Addition, Deletion, or Substitution of Investments......................   31
   Voting Rights...........................................................   32
   Distribution of Policies................................................   32
Riders and Endorsements....................................................   34
Federal Income Tax Considerations..........................................   36
Financial Statements.......................................................   40
Glossary...................................................................   41
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS......................   44



                                       (i)

SUMMARY OF POLICY BENEFITS AND RISKS

This summary describes important benefits and risks of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                                BENEFITS SUMMARY

GENERAL BENEFITS OF THE POLICY

Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides a Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.

As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

PREMIUMS

The Policy requires an initial premium. The amount of your Policy's Specified Amount determines the amount of your initial premium. After you make the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. The Company reserves the right to refuse any premium payment that is less than $25. The Company also reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.

     - The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. (If you do skip a premium, you may increase the likelihood that your Policy will Lapse.) We may reject any premiums after the Insured reaches Attained Age 95.

     - MINIMUM DEATH BENEFIT GUARANTEE. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by 0.60, and is stated on the specifications page of the Policy.

     - NO-LAPSE GUARANTEE. If at all times during the first three Policy years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-Lapse guarantee is voided.

          In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

DEATH BENEFIT OPTIONS

- You must choose between two death benefit options under the Policy. Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

                    -    the Face Amount on the date of death; plus

                    -    any premiums received after the date of death; minus

                    -    Policy indebtedness

     -    The Face Amount differs under the two death benefit options:

          -    The Face Amount under OPTION 1 is the greater of:

               -    the Specified Amount; or

               - the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

          -    The Face Amount UNDER OPTION 2 is the greater of:

               - the Specified Amount plus the Policy's Accumulated Value on the date of death; or

               - the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B in the statement of additional information. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.


You may select the Specified Amount, which the Company will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount; however, we reserve the right to require that the Specified Amount after any decrease be at least the minimum Specified Amount necessary to issue a new policy.


CANCELLATION, SURRENDER AND PARTIAL WITHDRAWALS

CANCELLATION: Once we issue your Policy, the Right-to-Examine Period begins. You may return the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period.

SURRENDER: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Net Cash Value.

     -    Federal income taxes and a penalty tax may apply to surrenders.

PARTIAL WITHDRAWALS: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.

     - Federal income taxes and a penalty tax may apply to partial withdrawals;

     - A partial withdrawal reduces the death benefit by at least the amount withdrawn;


     - Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either death benefit option 1 or death benefit option 2, a partial withdrawal will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial withdrawal under death benefit option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.


     - We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

TRANSFERS


Each Policy year, you may make:

     - Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and

     - Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary.


A transfer from the Interest Bearing Account may be limited to 25% of Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy year. We currently waive this restriction.


LOANS

     - Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. Loans may have tax consequences.

     - To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid.


     - Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year.


     - We charge you an interest rate of 8% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy year. The interest rate charged on Loans is subject to change by the Company.

     - You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums.

     - Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Proceeds (the amount payable to the Beneficiary upon the Insured's death).

                                  RISK SUMMARY

INVESTMENT RISK

If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy's Cash Value may fall to zero. In that case, the Policy may Lapse. WE DO NOT GUARANTEE ANY ACCUMULATED VALUE YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial withdrawals and loans.

HARMFUL TRADING RISK

Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers. In addition, because other insurance companies and/or retirement plans may invest in the Funds, the risk exists that the portfolios may suffer harm from frequent, large or short-term transfers among the subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

RISK OF LAPSE

Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:

     - If your Policy's Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.


     - Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy Lapsing at the end of the grace period, the Owner must: (1) pay Net Premium in an amount sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interested due during the grade period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-Lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-Lapse guarantee.


DEFERRED SALES CHARGE RISKS

Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time. You should not purchase this Policy if you intend to surrender all or part of the Cash Value in the near future. This Policy is designed to meet long-term financial goals. THIS POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus any Deferred Charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

TAX RISKS

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We anticipate that the Policy will generally be deemed a life insurance contract under federal income tax law, so that the Death Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the

Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

PARTIAL WITHDRAWAL RISKS

The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial withdrawal reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-Lapse guarantee will not remain in effect. A PARTIAL WITHDRAWAL ALSO MAY HAVE ADVERSE TAX CONSEQUENCES.

A partial withdrawal reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable death benefit (Option 2), then when you make a partial withdrawal, the death benefit is reduced because the Accumulated Value is reduced.

Currently there are no limitations on partial withdrawals; however, the Company reserves the right to limit the number of partial withdrawals to two per Policy Year.

LOAN RISKS

A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually. A loan may have adverse tax consequences.

Policy Indebtedness reduces the Death Proceeds and net Cash Value by the amount of such indebtedness. As with partial withdrawals, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-Lapse guarantee would not remain in effect.

FUND RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

                                   FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Value among the Subaccounts and the Interest Bearing Account.

                                TRANSACTION FEES

                                                                                AMOUNT DEDUCTED
                                                           ---------------------------------------------------------
          CHARGE               WHEN CHARGE IS DEDUCTED      MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
--------------------------   ---------------------------   ---------------------------   ---------------------------
PREMIUM EXPENSE CHARGE          Upon receipt of each         0-3.5% of each premium         0-3.5% of each premium
(Taxes)                            premium payment          payment, depending on the     payment, depending on the
                                                               Insured's state of             Insured's state of
                                                                    residence                     residence

SURRENDER CHARGE (DEFERRED     Upon surrender or Lapse       $0.87 - $42.31 per $1,000     $0.87 - $42.31 per $1,000
SALES AND ADMINISTRATIVE      during the first 9 Policy     of Specified Amount during    of Specified Amount during
CHARGE) (1)                  Years, or during the first      the first Policy Year(2)      the first Policy Year(2)
(Minimum and Maximum         9 Policy Years following an
Charge)                         increase in Specified
                                       Amount

Charge for a male Insured,     Upon surrender or Lapse         $10.36 per $1,000 of          $10.36 per $1,000 of
Attained Age 41, in the       during the first 9 Policy          Specified Amount              Specified Amount
preferred non-smoker         Years, or during the first
rating class.                9 Policy Years following an
                                increase in Specified
                                       Amount

ACCELERATED DEATH BENEFIT    At the time the Accelerated               $300                          $300
OPTION                          Death Benefit is paid

PARTIAL WITHDRAWAL FEE         Upon partial withdrawal        The lesser of: $25 per        The lesser of: $25 per
                                                             withdrawal, or 2% of the      withdrawal, or 2% of the
                                                                 amount withdrawn              amount withdrawn

----------
(1) The deferred sales and administrative charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders you select.

(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

                                TRANSACTION FEES

                                                                                AMOUNT DEDUCTED
                                                           ---------------------------------------------------------
          CHARGE               WHEN CHARGE IS DEDUCTED      MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
--------------------------   ---------------------------   ---------------------------   ---------------------------
SPECIFIED AMOUNT INCREASE    Upon increase in Specified      $50 for each Specified         $50 for each Specified
CHARGE                                Amount(3)             Amount increase after the      Amount increase after the
                                                             first in a Policy Year         first in a Policy Year

TRANSFER FEE                  Upon every transfer other                 $20                          None
                                 than the first four
                             transfers in a Policy Year

EXECUTIVE BENEFITS PLAN       Upon exercise during the                 $150                          None
ENDORSEMENT                     first 2 Policy Years

DUPLICATE POLICY FEE             Upon request for a                     $30                           $30
                                  duplicate Policy

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                                AMOUNT DEDUCTED
                                                           ---------------------------------------------------------
          CHARGE               WHEN CHARGE IS DEDUCTED      MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
--------------------------   ---------------------------   ---------------------------   ---------------------------
POLICY FEE                     On Policy Issue Date and                $6(4)                         $6(4)
                                     Monthly Days

ADMINISTRATIVE CHARGE          On Policy Issue Date and       $0.0375 per $1,000 of         $0.0375 per $1,000 of
                                monthly on Monthly Day,    Specified Amount ($0.45 per   Specified Amount ($0.45 per
                              during Policy Years 1 - 10        $1,000 annually)              $1,000 annually)

----------
(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

(4)  $3.00 for Issue Ages 0-19.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                                                                     AMOUNT DEDUCTED
                                                           -------------------------------------------------------------------
            CHARGE               WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE               CURRENT CHARGE
------------------------------   -----------------------   --------------------------------   --------------------------------
COST OF INSURANCE(5)               On Policy Issue Date    $0.06 - $83.33 per $1,000 of Net   $0.06 - $83.33 per $1,000 of Net
(Minimum and Maximum Charge)         and Monthly Days               Amount at Risk                     Amount at Risk

   Charge for a male Insured,      On Policy Issue Date    $0.2133 per $1,000 of Net Amount   $0.2133 per $1,000 of Net Amount
   Attained Age 41 in the            and Monthly Days                   of Risk                            at Risk
   non-smoker rating class.                                   ($2.56 per $1,000 annually)        ($2.56 per $1,000 annually)

MORTALITY AND EXPENSE RISK                Daily              at an annual rate of 0.90% of      at an annual rate of 0.90% of
CHARGE                                                           Variable Account Value            Variable Account Value

LOAN INTEREST SPREAD              On Policy Anniversary
                                      or earlier as                      4.00%                              2.00%
                                      applicable(6)

RIDER CHARGES:(7)

Accidental Death Benefit Rider     On Policy Issue Date     $0.0383 - $0.155 per $1,000 of     $0.0383 - $0.155 per $1,000 of
(Minimum and Maximum Charge)         and Monthly Days          Accidental Death Benefit           Accidental Death Benefit

----------
(5) Cost of Insurance varies based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from the Company's Home Office. Also, before you purchase the Policy, the Company will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders you select.

(6) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured's death. The loan interest spread is the difference between the rate of interest the Company charges you for a loan and the amount of interest credits to your Loan Account.

(7) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from the Company's Home Office. Also, before you purchase the Policy, the Company will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and rating class, the death benefit option, Specified Amount, planned premium, and riders that you select.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                     AMOUNT DEDUCTED
                                                           -------------------------------------------------------------------
            CHARGE               WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE               CURRENT CHARGE
------------------------------   -----------------------   --------------------------------   --------------------------------
   Charge for a male Insured,      On Policy Issue Date    $0.0592 per $1,000 of Accidental   $0.0592 per $1,000 of Accidental
   Attained Age 36 in the            and Monthly Days                Death Benefit                      Death Benefit
   non-smoker rating class.                                   ($0.71 per $1,000 annually)        ($0.71 per $1,000 annually)

Children's Insurance Rider         On Policy Issue Date       $0.75 per Unit of coverage         $0.75 per Unit of coverage
                                       Monthly Days            ($9.00 per Unit annually)          ($9.00 per $Unit annually)

Guaranteed Insurability Rider      On Policy Issue Date     $0.0725 - $0.1725 per $1,000 of    $0.0725 - $0.1725 per $1,000 of
(Minimum and Maximum Charge)         and Monthly Days                  coverage                           coverage

   Charge for a male Insured,      On Policy Issue Date     $0.0858 per $1,000 of coverage     $0.0858 per $1,000 of coverage
   Issue Age 7, in the                 Monthly Days           ($1.03 per $1,000 annually)        ($1.03 per $1,000 annually)
   standard rating class

Automatic Increase Rider           On Policy Issue Date     $0.02083 - $0.04166 per $1,000     $0.02083 - $0.04166 per $1,000
(Minimum and Maximum Charge)         and Monthly Days             of annual increase                 of annual increase
                                                               ($0.25 - $0.50 annually)           ($0.25 - $0.50 annually)

Charge for a male non-smoker       On Policy Issue Date           $0.04166 per $1,000                $0.04166 per $1,000
issue age 30                         and Monthly Days             of annual increase                 of annual increase
                                                                   ($0.50 annually)                   ($0.50 annually)

Other Insured Rider                On Policy Issue Date    $0.06 - $83.33 per $1,000 of Net   $0.06 - $83.33 per $1,000 of Net
(Minimum and Maximum Charge)         and Monthly Days          Amount at Risk plus $1.67          Amount at Risk plus $1.67

   Charge for a female             On Policy Issue Date    $0.1342 per $1,000 of Net Amount   $0.1275 per $1,000 of Net Amount
   Insured, Attained Age 36,         and Monthly Days             at Risk plus $1.67                 at Risk plus $1.67
   Insured, non-smoker rating                               ($1.61 per $1,000 NAR plus $20     ($1.53 per $1,000 NAR plus $20
   class                                                               annually)                          annually)

Term Insurance Rider               On Policy Issue Date      $0.06 - $83.33 per $1,000 of       $0.06 - $83.33 per $1,000 of
(Minimum and Maximum Charge)         and Monthly Days                  coverage                           coverage

   Charge for a male Insured,
   Attained Age 41, in the         On Policy Issue Date     $0.2133 per $1,000 of coverage     $0.1267 per $1,000 of coverage
   non-smoker rating class           and Monthly Days         ($2.56 per $1,000 annually)        ($1.52 per $1,000 annually)

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                     AMOUNT DEDUCTED
                                                           -------------------------------------------------------------------
            CHARGE               WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE               CURRENT CHARGE
------------------------------   -----------------------   --------------------------------   --------------------------------
Disability Waiver of Monthly
Deductions Rider                   On Policy Issue Date        2.20% - 24.20% of Monthly          2.20% - 24.20% of Monthly
   (Minimum and Maximum              and Monthly Days                 Deductions                         Deductions
   Charge)

   Charge for a male Insured,
   Attained Age 34, in the         On Policy Issue Date       4.5% of Monthly Deductions         4.5% of Monthly Deductions
   non-smoker rating class           and Monthly Days

Disability Waiver of Premium       On Policy Issue Date        2.20% - 24.20% of Monthly          2.20% - 24.20% of Monthly
and Monthly Deductions Rider         and Monthly Days       Deductions and 2.2% to 12.2% of    Deductions and 2.2% to 12.2% of
   (Minimum and Maximum                                          premium to be waived               premium to be waived
   Charge)

   Charge for a male Insured,      On Policy Issue Date     4.5% of Monthly Deductions and     4.5% of Monthly Deductions and
   Attained Age 34, in the        and Monthly Processing     2.25% of premium to be waived      2.25% ofpremium to be waived
   non-smoker rating class                 Days



The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before and waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2005.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):


                                       MINIMUM   MAXIMUM
                                       -------   -------
TOTAL ANNUAL FUND OPERATING EXPENSES    0.45%     1.05%


In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required it implement a Fund's redemption fee. The redemption fee will be assessed against your Accumulated Value. For more information, please see each Fund's prospectus.

CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA Mutual Life Insurance Company (also referred to herein as the "Company," "we," "us," and "our") is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202.

On July 1, 1990, we entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."

THE INTEREST BEARING ACCOUNT

The Interest Bearing Account is part of the Company's general account. We use general account assets to support our insurance and annuity obligations other than those funded by various separate accounts. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account's assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. The Company guarantees that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

LEGAL PROCEEDINGS

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

THE SEPARATE ACCOUNT AND THE FUNDS

We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

ULTRA SERIES FUND


MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Wellington Management Company, LLP serves as the investment subadviser for the Mid Cap Growth Fund. Shares of the Ultra Series Fund also are offered to CUNA Mutual Group affiliated separate accounts and qualified retirement plans.


MONEY MARKET FUND. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

BOND FUND. This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

BALANCED FUND. This Fund seeks a high total return through the combination of income and capital appreciation.


LARGE CAP VALUE FUND (FORMERLY GROWTH AND INCOME STOCK FUND). This Fund seeks long-term growth of capital with income as a secondary consideration.



LARGE CAP GROWTH FUND (FORMERLY CAPITAL APPRECIATION STOCK FUND). This Fund seeks long-term capital appreciation.



MID CAP GROWTH FUND (FORMERLY MULTI-CAP GROWTH STOCK FUND). This Fund seeks long-term capital appreciation.


T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International, Inc. serves as the investment adviser to the T. Rowe Price International Stock Portfolio.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO. This Fund seeks long-term growth of capital.

MORE INFORMATION ABOUT THE FUNDS

In addition to the Separate Account, the Funds, other than those of Ultra Series Fund, may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUNDS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

To reduce service expenses, the Company intends to send only one copy of its reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon request to the Company.


The Company has entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other separate accounts of the Company) in the Funds managed by that adviser. These percentages differ, and some advisers may pay the Company more than others. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.




THE POLICY

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and submit it to an authorized sales representative. You must also pay an initial premium, as further described below, while the Insured is alive, on or before the Issue Date. All premiums after the initial premium must be paid to the Home Office.

Please note that certain provisions of your Policy may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. Contact the Home Office or see your Policy for specific variations since any such variations will be included in your Policy or in riders or endorsements attached to your Policy.

FLEXIBILITY OF PREMIUMS

The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured's Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by .60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy's data page.

We reserve the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We reserve the right to refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.


ALLOCATION OF NET PREMIUMS



You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in the company's General Account until the Issue Date. On the first Valuation Day following the Record Date, the Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.


LAPSE


Unless the No-Lapse Guarantee is in effect (see "Premiums to Prevent Lapse" below), if your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. The grace period will end 61 days after the date on which the company must receive the payment. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grace period. If the Insured dies during the grace period, unpaid Monthly Deductions and any outstanding loan balance will be deducted from the Death Proceeds.


REINSTATEMENT

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:


     - The Owner makes a Written Request to reinstate the Policy within five years after the Lapse.



     -    The Insured meets the Company's insurability requirements.



     - The Owner pays Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period plus the anticipated amount of three monthly deductions and any loan interest due.





     - If Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.


     - You pay the amount of or reinstate any loan outstanding as of the date of Lapse.



A reinstatement becomes effective only after we approve it. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred. Cost of Insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

PREMIUMS TO PREVENT LAPSE

If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.


     a. NO-LAPSE GUARANTEE: If at all times during the first three Policy years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been in Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-Lapse guarantee is recalculated.



          In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the monthly deduction the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.


     b. MINIMUM DEATH BENEFIT GUARANTEE: The minimum death benefit guarantee provides that the Company will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will reaming In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

          The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease in the Specified Amount, change the death benefit option, or add or delete riders.

          If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

          Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

DEATH PROCEEDS

Payment of Death Proceeds. When we receive satisfactory, written proof of the Insured's death, we will pay the Death Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Proceeds to you, if living, or to your estate. The Company waits to receive all instructions before executing the Death Proceeds.

We will pay Death Proceeds payable to your estate in one sum. We will pay Death Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Proceeds from the date we receive proof of death (or from the date of the Insured's death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two death benefit options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under OPTION 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under OPTION 2 is the greater of (a) the Specified Amount plus the Policy's Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.


The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B of the statement of additional information. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.



CHANGE OF DEATH BENEFIT OPTION



You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after the Company receives a Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The Written Consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We reserve the right to require evidence of insurability.



If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect how the Death Benefit is determined from that point on. The Death Benefit will vary with Policy Value from that point on, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies. We reserve the right to decline a change from Death Benefit Option 2 if the resulting Specified Amount would be less than the minimum Specified Amount necessary to issue a new policy.



If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy Value as the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect the determination of the Death Benefit from that point on. The Death Benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.



Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased Death Benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.


ACCELERATED BENEFIT OPTION

If you elect to receive an accelerated payment of the Death Benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible Death Benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible Death Benefit is the Death Benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the Death Benefit and deduct interest on the amount paid. As a result, the Death Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

     1)   be In Force other than as extended term insurance; and

     2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received at the Home Office.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT


A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We reserve the right to discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. If more than one increase is requested in a Policy year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.



Decreases. We reserve the right to require that the Specified Amount after any decrease be at least the minimum Specified Amount necessary to issue a new Policy. The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received at the Home Office. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.



Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after the Company receives the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.





The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).


Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We reserve the right to require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.


The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.


POLICY VALUES

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of the Company's General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

     -    Investment gains occur in any Subaccount.

     - Interest is credited to the Policy for amounts held in the Interest Bearing Account.

     - Interest is credited to the Policy for any loan amounts held in the Loan Account.

     -    Additional Net Premiums are paid.

     -    Policy dividends are paid into the Subaccounts or Interest Bearing
          Account.

Accumulated Value decreases whenever:

     -    Investment losses occur in any Subaccount.

     -    Monthly Deduction or service fees are paid.

     -    A partial withdrawal is made.

     -    Net Cash Value is reduced by the amount of the transfer charge.

Accumulated Value is unaffected when:

     -    A Policy loan is either disbursed or repaid.

     - Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.

Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy's value in the Interest Bearing Account is equal to:

     -    aggregate Net Premium allocated to the Interest Bearing Account; plus

     -    Accumulated Value transferred to the Interest Bearing Account; plus

     -    interest credited to the Interest Bearing Account; minus

     - any partial withdrawals (including any applicable surrender charges deducted); minus

     - any transfers of Accumulated Value from the Interest Bearing Account (including any transfer fees); minus


     - the aggregated portion of monthly deductions made from the Interest Bearing Account; less

     - the Interest Bearing Account's portion of any Increase of Specified Amount Charge.

Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to that part of any Net Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period. Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount's Units credited to the Policy as of the end of the Valuation Period for which they are credited.


Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do:
(1) surrender of the Policy, (2) payment of the Death Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Units are redeemed as of the end of the Valuation Period during which the transaction is executed or the Company receives notice regarding the event.


The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

     (1) is (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

     (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

     (3) is the number of Units outstanding as of the end of the Valuation
            Period.

The Unit Value may increase or decrease from one Valuation Period to the next and varies between Subaccounts.

TRANSFER OF VALUES


You may make the following transfers of Accumulated Value: (1) between Subaccounts; (2) from a Subaccount to the Interest Bearing Account; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary (the Company is currently waiving this restriction). The first four transfers in a Policy year are free. The Company may charge $20 for the fifth and each additional transfer in a Policy year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee.

A request to transfer Subaccount Values to other Subaccounts and/or Interest Bearing Account or from Interest Bearing Account to one or more Subaccounts which is received before 3:00 p.m. Central Time will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.



We further reserve the right to restrict the ability to transfer Policy Value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies.



Transfers can be made by Written Request. The Written Request will take effect as of the day it is received if received before 3:00 p.m. Central Time at the Home Office. Any requests received after 3:00 pm. Central Time will be processed as of the next Valuation Day.


TELEPHONE AND FACSIMILE TRANSFERS

You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

     -    Record calls requesting transfers.

     - Ask the caller questions in an attempt to determine if you are the caller.

     - Transfer funds only to other Subaccounts and to the Interest Bearing Account.

     -    Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our Home Office.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.

Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures").

Detection. The Company employs various means in an attempt to detect, deter, and prevent frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. The Company may vary the Market Timing Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, the Company will apply the Market Timing Procedures, including any variance in the Market Timing Procedures by Subaccount, uniformly to all Owners. The Company also coordinates with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Market Timing Procedures.

Please note that despite its best efforts, the Company may not be able to detect nor stop all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Funds, the Company cannot guarantee that all harmful trading will be detected or that a Fund will not suffer harm from programmed, large, frequent, or short-term transfers among subaccounts of variable products issued by these other insurance companies or retirement plans.


Deterrence. Once an Owner has been identified as a "market timer" under the Market Timing Procedures, the Company notifies the Owner that from that date forward, for three months from the date the Company mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.


In its sole discretion, the Company may revise the Market Timing Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). The Company also reserves the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, the Company may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, the Company also reserves the right to defer the transfer privilege at any time that it is unable to purchase or redeem shares of the Funds.

The Company currently does not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than the Company's in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

The Company's ability to detect and deter such transfer activity is limited by its operational and technological systems, as well as by its ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite the Company's best efforts, it cannot guarantee that the Market Timing Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf, the Company applies the Market Timing Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures the Company has adopted to discourage market timing and other programmed, large, frequent, or short-term transfers. Owners should be aware that the Company may not have the contractual ability or the operational capacity to monitor Owner's transfer requests and apply the frequent trading policies and procedures of the respective Funds that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Market Timing Procedures.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. The Company cannot guarantee that the Fund will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of Fund shares, as well as the owners of all of the variable annuity or variable life insurance policies whose variable investment options correspond to the affected Funds. In addition, if a Fund believes that an omnibus order the Company submits may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent the Company from implementing your request.

CHANGE OF ALLOCATIONS

You may request a change in the allocation of future Net Premiums in writing or by telephone. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed.

Allocation changes requested by telephone or fax will be followed only if you have a telephone or fax authorization on file at the Home Office.

A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received at the Home Office. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office.

DOLLAR-COST AVERAGING

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.


The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.


Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason. We reserve the right to discontinue offering automatic transfers at any time for any reason.

SURRENDER AND PARTIAL WITHDRAWALS


You may, by Written Request, make surrenders under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. You may, by Written Request, make partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy will take effect as of the day the Written Request is received, if received before 3:00 p.m. Central Time at the Home Office. Any requests after 3:00 p.m. Central Time will be processed as of the next Valuation Day. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Proceeds.


Policy Surrender. You may surrender the Policy for its Net Cash Value, in which case we may require the return of the Policy. The Company will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.


Partial Withdrawals. You may take a portion of your Policy's Net Cash as a partial withdrawal. A partial withdrawal may have adverse tax consequences. An amount up to the Surrender Value, less one or two months of insurance charges, may be taken as a partial withdrawal. You may specify the allocation percentages among the

Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. The Company will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal, but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, the Company will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.

No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).


Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit option, a partial withdrawal will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.


MATURITY

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date, unless state law permits the extension of the maturity date. The tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and you should consult a tax adviser.

PAYMENT OF PROCEEDS/SETTLEMENT OPTIONS

There are several options for receiving Death Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by the Company. For more information concerning the options listed below, please contact the Home Office. The available settlement options are as follows:

     -    Interest Option

     -    Installment Option

     -    Life Income - Guaranteed Period Certain

     -    Joint and Survivor Life

You or your Beneficiary also may elect to deposit the Death Benefit Proceeds into an interest bearing account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your Beneficiary with a checkbook to access those Death Benefit Proceeds, and your Beneficiary will receive any interest earned on the Death Benefit Proceeds. Please note that the Death Benefit Proceeds deposited into the account (as well as any interest earned on the Death Benefit Proceeds) will not be federally insured by the Federal Deposit Insurance Corporation or any other governmental agency, but will be backed by the full faith and credit of the Company.


Your beneficiary may elect to deposit the Death Benefit Proceeds into an interest bearing account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your beneficiary with a checkbook to access those Death Benefit Proceeds, and your beneficiary will receive any interest earned on the death Benefit Proceeds. Please note that the Death Benefit Proceeds deposited into the account, as well as any interest earned, will not be federally insured by the Federal Deposit Insurance Corporation or any other governmental agency, but will be backed by the full faith and credit of the Company. This option is not available in all states. For more information concerning this settlement option, please contact the Home Office.


SUSPENSION OF PAYMENTS

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

     1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

     2. During periods when trading on the Exchange is restricted as determined by the SEC.

     3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

     4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

If mandated under applicable law, the Company may be required to reject a premium payment. The Company may also be required to provide additional information about your account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by the Company. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit Loan Account with interest at an effective annual rate of 6%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the

Interest Bearing Account. If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a MEC-defined term, loans may be currently taxable and subject to a 10% federal penalty tax.

CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGE. We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.

MONTHLY DEDUCTION. The Monthly Deduction due on each Monthly Day will be the sum of:

     -    the Cost of Insurance for that month; plus

     -    the monthly Policy fee; plus

     -    the monthly administrative fee; plus

     -    the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to the subaccounts and interest bearing account values prescribed by the owner and is collected by liquidating the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 1% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.


COST OF INSURANCE. This charge compensates the Company for the expense of underwriting the Face Amount. The Company determines a Cost of Insurance ("COI") rate on each Monthly Day. The COI rate for the Policy is determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on the Company's expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday. (Les is asking - "I this suppose to be "attained age as of the last anniversary"?)


The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under death benefit option 2, the Net Amount at Risk is always the Specified Amount. Under death benefit option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, under death benefit option 1, all of the factors that affect Accumulated Value affect the Net Amount at Risk. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

MONTHLY POLICY FEE. The monthly Policy fee is a fee the Company charges to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

MONTHLY ADMINISTRATIVE FEE. The Company assesses an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

COST OF ADDITIONAL BENEFITS. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

MORTALITY AND EXPENSE RISK CHARGE. The Company deducts daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the

Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by the Company is that the actual expense to us of administrating the Policy will exceed what we expected when setting the other charges under the Policy. Please note that the mortality and expense risk may generate profits. The Company may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Policies and distribution expenses of the Policies or for any other corporate purpose.

CONTINGENT DEFERRED SALES AND ADMINISTRATIVE CHARGES. To reimburse the Company for sales expenses and Policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, the Company deducts contingent deferred sales and administrative charges from the proceeds in the event of a complete surrender of the Policy during the first ten years or the first ten years following an increase in the Specified Amount. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact the Company.

The Deferred Charges vary by the Age of Insured, sex, and smoking status and are shown on the Specification page of your Policy. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix A in the statement of additional information.

The Company uses the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. The Company will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:

 Beginning           Percentage of
Policy Year   Deferred Charges Remaining
-----------   --------------------------
     2                    95%
     3                    90%
     4                    85%
     5                    75%
     6                    65%
     7                    50%
     8                    35%
     9                    20%
    10+                    0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same for each month of the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

     -    to pay surrender charges upon full surrender of the Policy;

     - to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

     - to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy year.

PARTIAL WITHDRAWAL FEE. If a partial withdrawal is made, the Company will not deduct any contingent deferred sales or administrative charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial withdrawal. These fees are currently waived by the Company.

TRANSFER FEE. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. After four transfers in any given Policy year, the Company may deduct $20 per transfer from the amount transferred. These fees are currently waived by the Company.


FEDERAL AND STATE INCOME TAXES. Other than premium expense charge, no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company determines that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.



DUPLICATE POLICY CHARGE. You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy. A Written Request is needed to request a duplicate policy.


CHANGE OF SPECIFIED AMOUNT CHARGE. The Company will assess a $50 charge for each change in Specified Amount after the first in a Policy year. This charge compensates the Company for administrative expenses associated with underwriting the increase in Specified Amount. We currently intend to waive certain fees as stated above. We, however, reserve the right to reinstate the fees and charges in the future.

FUND EXPENSES. Expense of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.

Please note that the Funds and their investment adviser are affiliated with the Company. In addition, as discussed under "Contingent Deferred Sales and Administrative Charges" above, the Funds pay the Company for performing certain administrative services.

ADDITIONAL INFORMATION. The Company sells the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. The Company pays commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions, the Company does. The Company intends to recover commissions, marketing, administrative and other expenses and the cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution of Policies" for more information.




OTHER POLICY BENEFITS AND PROVISIONS

CONDITIONS FOR POLICY ISSUE


The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination.


ISSUE DATE


The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application or the application is approved other than as applied for, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.


OWNER, BENEFICIARY


You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.


You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT-TO-EXAMINE PERIOD

The Owner may cancel the Policy before the latest of the following three events:

     -    45 days after the date of the application;

     - 20 days after the Company has personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

     -    20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. Unless prohibited by state law the refund will include:

     -    All charges for state taxes deducted from premiums; plus

     -    Total amount of Monthly Deductions; plus

     -    Any other charges taken from the Accumulated Value; plus

     - The Accumulated Value on the date the Company received the returned Policy; minus

     -    Any Policy Indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy.





EXCHANGE OF POLICY


The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.




The exchange will be effective when the Company receives:

     -    Written Request for the Policy exchange or change signed by the Owner;

     -    Surrender of the Policy; and

     -    Payment of any required costs.

The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same Net Amount at Risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy.

PAID-UP INSURANCE



The Policy may be exchanged, in whole or in part, for a paid-up whole life policy at any time prior to attained age 86, if the following conditions are met:



     A.   The Owner makes a Written Request for this Policy change;



     B. The Policy is one the Company is then issuing for the Insured's age and premium class;



     C.   The Policy is subject to the Company's normal underwriting rules;



     D. There is compliance with any other conditions determined by the Company; and



     E. Any indebtness not repaid at the time of the change will be continued as a loan against the paid-up policy.


TRANSFER OF OWNERSHIP


The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The Written Request must be in writing and filed at the Home Office. The transfer will take effect as of the date the Written Request was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.


The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received Written Request for the transfer. A transfer of ownership may have tax consequences.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS

We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in our own right, we may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

DISTRIBUTION OF POLICIES


We have entered into a distribution agreement with our affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Policies. CUNA Brokerage, located at 2000 Heritage Way, Waverly, Iowa 50677, sells the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers ("selling firms") that may sell the Policies through their sales representatives.



COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE AND ITS SALES PERSONNEL



We pay commissions to CUNA Brokerage for the sale of the Policies by its sales representatives as well as selling firms. The maximum gross dealer concession payable for sales by CUNA Brokerage's sales representatives are: 116.22% of Premiums up to the Minimum Premium and 8.15% of Premiums above that amount paid in the first Policy Year; and 5.00% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Sales representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CUNA Brokerage for services.



We also pay for CUNA Brokerage's operating and other expenses, including the following sales expenses: (1) sales representative training allowances, (2) compensation and bonuses for CUNA Brokerage's management team, (3) advertising expenses, and (4) all other expenses of distributing the Policies. CUNA Brokerage pays its sales representatives a portion of the commissions received for their sales of Policies. Sales representatives and their managers may also be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with CUNA Brokerage. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, CUNA Brokerage's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help sales representatives and/or their managers qualify for such benefits. CUNA Brokerage's sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.



COMPENSATION ARRANGEMENTS FOR SELLING FIRMS AND THEIR SALES PERSONNEL



The maximum gross dealer concession payable for sales by selling firm's sales representatives are: 116.22% of Premiums up to the target Premium and 8.15% of Premiums above that amount paid in the first Policy Year; and 5.0% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Sales representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.



We and/or CUNA Brokerage may pay certain selling firms additional amounts for:
(1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their sales representatives, and (3) other expenses incurred by them. We and/or CUNA Brokerage may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. During the last fiscal year, in conjunction with CUNA Brokerage, the Company paid one selling $12,500 in addition to sales commissions.



A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.



SOURCE OF COMPENSATION



Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

RIDERS AND ENDORSEMENTS


A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.


CHILDREN'S INSURANCE. The rider provides level term insurance to children of the Insured up to the earlier of age 23 of the child or age 65 of the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. On the policy anniversary following each Insured child's 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new Policy without evidence of insurability.


GUARANTEED INSURABILITY. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

ACCIDENTAL DEATH BENEFIT. This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

AUTOMATIC INCREASE. This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

OTHER INSURED. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

TERM INSURANCE. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

DISABILITY WAIVER OF MONTHLY DEDUCTIONS. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

WAIVER OF PREMIUM AND MONTHLY DEDUCTION DISABILITY BENEFIT. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFE(SM) Policies.

EXECUTIVE BENEFITS PLAN ENDORSEMENT. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

     1. the Policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance Company or an affiliate;

     2.   the Policy is owned by a business or trust;

     3.   the new Policy is owned by the same entity;

     4. the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

     5. the Insured under the new Policy is also a selected manager or highly compensated employee;

     6. we receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. Certain features of the Policies, such as the flexibility of an Owner to allocate premium payments and Accumulated Value and the narrow investment objective of certain Funds, have not been explicitly addressed in published rulings. While we believe that the Policies do not give you investment control over Separate Account assets, we reserve the right to modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the your and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the policy year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See page 168 for more information regarding the Endorsement.)


Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy In Force beyond the Insured's 100th year.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy Value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the

Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

BUSINESS USES OF THE POLICY

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

THE COMPANY'S TAXES

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

FINANCIAL STATEMENTS

The Company's financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information ("SAI"). The Company's financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Home Office.

GLOSSARY

ACCUMULATED VALUE. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

AGE. The number of completed years from the Insured's date of birth.

ATTAINED AGE. Age of the Insured on the most recent Policy Anniversary.

BENEFICIARY. Person or entity named to receive all or part of the Death
Proceeds.

COST OF INSURANCE OR COI. An insurance charge determined by multiplying the cost of insurance rate by the Net Amount at Risk.

CASH VALUE. Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA MUTUAL GROUP. CUNA Mutual Insurance Society, its subsidiaries and affiliates, including the Company.

DEATH BENEFIT RATIO. The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

DEATH PROCEEDS. Amount to be paid if the Insured dies while the Policy is In Force.

DEFERRED CHARGES. Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.

DEFERRED CHARGES ACCOUNT. A non-segregated potion of the Company's general account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount.

FACE AMOUNT. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

FUND. An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.

HOME OFFICE. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677-9202

IN FORCE. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

INDEBTEDNESS. Policy loans plus accrued interest on the loans.

INSURED. Person whose life is insured under the Policy.

ISSUE AGE. Age of Insured at the time the Policy was issued.

ISSUE DATE. The date from which Policy Anniversaries, Policy years, and Policy months are determined.

INTEREST BEARING ACCOUNT. Part of the Company's general account to which Net Premiums may be allocated or Accumulated Value transferred.

LAPSE. Condition when the Insured's life is no longer insured under the Policy.

LOAN ACCOUNT. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.

MONTHLY DAY. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.


MONTHLY DEDUCTION. The amount we deduct from the Accumulated Value each month. It includes the Cost of Insurance, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.


NET AMOUNT AT RISK. As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).

NET ASSET VALUE. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

NET CASH VALUE. The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the InterestBearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

NET PREMIUMS. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

OWNER (YOU, YOUR). The Owner as named in the application. The Owner may be other than the Insured.

POLICY ANNIVERSARY. Same day and month as the Issue Date for each year the Policy remains In Force.

PREMIUM TAX. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

RECORD DATE. The date the Company records the Policy on its books as an In Force Policy.

RIGHT-TO-EXAMINE PERIOD. The period when you may return the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.

SEPARATE ACCOUNT. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.

SPECIFIED AMOUNT. The amount chosen by the Owner which is used to determine the Face Amount.

TARGET PREMIUM. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.

UNIT. A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.

UNIT VALUE. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

VALUATION DAY. For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD. The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

WRITTEN REQUEST. A written notice or request in a form satisfactory to the Company and received at the Home Office and bearing the manually executed signature of the Owner. A Written Request includes a telephone or fax request made pursuant to the terms of a manually executed telephone or fax authorization on file at the Home Office.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS

POLICY INFORMATION
   The Policy
   Our Right to Contest the Policy
   Misstatement of Age or Sex
   Suicide Exclusion
   Collateral Assignments
   Dividends
   Additional Information on Underwriting and Charges
   Additional Information on Benefits and Settlement Options

ILLUSTRATIONS

OTHER INFORMATION
   Registration Statement
   Distribution of the Policies
   Records
   State Regulation
   Experts
   Information about the Company
   The Interest Bearing Account
   Additional Information about the Separate Account and the Funds

FINANCIAL STATEMENTS

Appendix A - First Year Surrender Charges per 1,000 of Specified Amount Appendix B - Death Benefit Percentage Factor

To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, net cash surrender values, and Policy Values, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at our Home Office, 2000 Heritage Way, Waverly, Iowa 50677-9202.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-03915

                         MEMBERS VARIABLE UNIVERSAL LIFE


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT


                                  (REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy (the "Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Separate Account (the "Separate Account"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2006 and the prospectuses for the Ultra Series Fund and the T. Rowe Price International Series, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.



The date of this Statement of Additional Information is May 1, 2006.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


Policy Information........................................................    1
   The Policy.............................................................    1
   Our Right to Contest the Policy........................................    1
   Misstatement of Age or Sex.............................................    1
   Suicide Exclusion......................................................    1
   Collateral Assignments.................................................    2
   Dividends..............................................................    2
   Additional Information on Underwriting and Charges.....................    2
   Additional Information on Benefits and Settlement Options..............    2
Illustrations.............................................................    3
Other Information.........................................................    4
   Registration Statement.................................................    4
   Distribution of the Policies...........................................    4
   Records................................................................    5
   State Regulation.......................................................    5
   Experts................................................................    6
   Information about the Company..........................................    6
   The Interest Bearing Account...........................................    6
   Additional Information about the Separate Account and the Funds........    6
Financial Statements......................................................    8
Appendix A - First Year Deferred Sales Charges per 1,000 of Specified
             Amount.......................................................   A-1
Appendix B - Death Benefit Ratio..........................................   B-1

POLICY INFORMATION

THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

OUR RIGHT TO CONTEST THE POLICY

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

MISSTATEMENT OF AGE OR SEX

For a Policy based on male or female cost of insurance rates (see data page for basis), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

     a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age and gender.

     b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

     a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured's correct age.

     b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Day.

SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

COLLATERAL ASSIGNMENTS

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.

DIVIDENDS

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

     a) Paid into the Subaccounts and the Interest Bearing Account as Net Premiums;

          or

     b)   Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For Issue Ages 0 - 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed.

ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES

We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

     - The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

     - Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

     - Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

     - Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally the company will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges.

ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS

Settlement options other than lump sum payments are, in our discretion, available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

     1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

     2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

     3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

     4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all Settlement Options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options general include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is no or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

ILLUSTRATIONS

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the death benefit option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

OTHER INFORMATION

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF THE POLICIES

INFORMATION ABOUT THE DISTRIBUTOR. CUNA Brokerage Services, Inc. ("CUNA Brokerage") is responsible for distributing the Policies pursuant to a distribution agreement with us. CUNA Brokerage serves as principal underwriter for the Policies. CUNA Brokerage, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by CUNA Mutual, is located at 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

CONTINUOUS OFFERING. We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the policy owners or the Separate Account.

DESCRIPTION OF SELLING NETWORK. CUNA Brokerage offers the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services up to the amounts disclosed in the prospectus. All sales representatives who sell the Policy are licensed as insurance agents and appointed by CUNA.

COMPENSATION RECEIVED. CUNA Brokerage received sales compensation with respect to the Policies in the following amounts during the periods indicated:


              Aggregate Amount of   Aggregate Amount of Commissions Retained by
                Commissions Paid        CUNA Brokerage After Payments to its
Fiscal year    to CUNA Brokerage*   Registered Persons and Other Broker-Dealers
-----------   -------------------   -------------------------------------------
    2003            $151,911                            None
    2004            $ 99,838                            None
    2005            $ 62,414                            None





*    Includes sales compensation paid to registered persons of CUNA Brokerage.

CUNA Brokerage passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with CUNA Brokerage, the Company pays the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for CUNA Brokerage' operating and other expenses.

Compensation arrangements for CUNA Brokerage sales personnel. Because sales representatives of CUNA Brokerage are also insurance agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, CUNA Brokerage sales representatives who meet certain our productivity, persistency and length of service standards may be eligible for additional compensation.

Additional compensation paid to selling firms. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their sales representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. During the last fiscal year, in conjunction with CUNA Brokerage, the Company paid one selling firm the amount shown below in addition to sales commissions.

Name of Selling Firm and Principal                                  Purpose(s) for Which
         Business Address            Aggregate Amount Paid           Payments Were Made
----------------------------------   ---------------------   ----------------------------------
XCU Capital Corporation                     $12,500          Attendance at Annual Sales Meeting
5962 LaPlace Court, Suite 210
Carlsbad, CA 92008

COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE SALES PERSONNEL. Because sales representatives of CUNA Brokerage are also insurance agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, CUNA Brokerage sales representatives who meet certain our productivity, persistency and length of service standards may be eligible for additional compensation.

DISTRIBUTOR'S RECEIPT OF 12B-1 FEES. Though no longer an investment option under the Policies, the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares has adopted a distribution plan in connection with its class of shares sold to the Separate Account to support its Policies and pays CUNA Brokerage for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with CUNA Brokerage. These distribution plans have been adopted pursuant to Rule 12b-1 under the 1940 Act, that permits mutual funds to pay fees out of their assets to broker-dealers that sell fund shares. The distribution plan's fees are in consideration of distribution services and expenses incurred in the performance of CUNA Brokerage' obligations under an agreement with the distributor of the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares. Under the distribution plan, 0.25% is paid to CUNA Brokerage for its distribution-related services and expenses under this agreement. The Adviser for the Franklin Templeton Developing Markets Securities Fund may, from time to time use its own resources as may be permitted by regulations, to make payments for distribution services to CUNA Brokerage, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

SOURCE OF REVENUE FOR SALES COMPENSATION. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

RECORDS

We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Home Office.

STATE REGULATION

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

EXPERTS


The financial statements of the Subaccounts comprising the CUNA Mutual Life Variable Account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.



The financial statements of CUNA Mutual Life Insurance Company as of December 31, 2005 and 2004 and for the years then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.



The consolidated balance sheet of the Company as of December 31, 2003 and the consolidated statements of income, comprehensive income, changes in policyholders' surplus and cash flows for the year then ended, included in this Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, independent auditors, and upon the authority of such firm as experts in accounting and auditing.


INFORMATION ABOUT THE COMPANY







The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, we changed our name to "Century Life of America." On January 1, 1997, we changed our name to "CUNA Mutual Life Insurance Company."

The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of our directors are also directors of CUNA Mutual and many of our senior executive officers hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective owners retain their voting rights.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series Fund).

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.

THE INTEREST BEARING ACCOUNT

The Interest Bearing Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS

The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds, other than Ultra Series Fund, may be sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and Statement of Additional Information.


Currently, Ultra Series Fund sells shares in "mixed funding" arrangements and directly to qualified pension and retirement plans sponsored by CUNA Mutual Group.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
          STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

                                                        MONEY                     STRATEGIC      HIGH      OPPENHEIMER
                                                        MARKET         BOND        INCOME       INCOME     HIGH INCOME
                                                      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                      ----------   -----------   ----------   ----------   -----------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
  Money Market Fund, 6,128,888 shares at net asset
  value of $1.00 per share (cost $6,128,888) ......   $6,128,888   $        --   $       --   $       --   $        --

INVESTMENTS IN ULTRA SERIES FUND:
  Bond Fund, 1,091,092 shares at net asset value of
  $10.17 per share (cost $11,380,729) .............           --    11,091,958           --           --            --

INVESTMENTS IN MFS(R) VARIABLE INSURANCE TRUST(SM):
  Strategic Income Series, 58,369 shares at net
  asset value of $10.64 per share (cost $594,722) .           --            --      621,047           --            --

INVESTMENTS IN ULTRA SERIES FUND:
  High Income Fund, 123,778 shares at net asset
  value of $10.01 per share (cost $1,276,048) .....           --            --           --    1,238,717            --

INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNT FUNDS:
  High Income Fund/VA, 74,841 shares at net asset
  value of $8.44 per share (cost $612,432) ........           --            --           --           --       631,659
                                                      ----------   -----------   ----------   ----------   -----------
    Total assets ..................................    6,128,888    11,091,958      621,047    1,238,717       631,659
                                                      ----------   -----------   ----------   ----------   -----------
LIABILITIES:
Accrued adverse mortality and expense charges .....        4,589         8,119          459          915           467
                                                      ----------   -----------   ----------   ----------   -----------
  Total liabilities ...............................        4,589         8,119          459          915           467
                                                      ----------   -----------   ----------   ----------   -----------
                                                      $6,124,299   $11,083,839   $  620,588   $1,237,802   $   631,192
                                                      ==========   ===========   ==========   ==========   ===========

NET ASSETS:
  Net assets: Type 1 ..............................   $3,218,318   $ 6,397,921   $  608,077   $       --   $        --
                                                      ----------   -----------   ----------   ----------   -----------
  Outstanding units: Type 1 (note 6) ..............      145,599       175,105       37,396           --            --
                                                      ==========   ===========   ==========   ==========   ===========
  Unit value: Type 1 ..............................   $    22.10   $     36.53   $    16.26   $       --   $        --
                                                      ==========   ===========   ==========   ==========   ===========

  Net assets: Type 2 ..............................   $2,905,981   $ 4,685,918   $   12,511   $1,237,802   $   631,192
                                                      ----------   -----------   ----------   ----------   -----------
  Outstanding units: Type 2 (note 6) ..............      262,985       356,344          915      103,738        50,192
                                                      ==========   ===========   ==========   ==========   ===========
  Unit value: Type 2 ..............................   $    11.05   $     13.15   $    13.68   $    11.93   $     12.58
                                                      ==========   ===========   ==========   ==========   ===========
    Total net assets ..............................   $6,124,299   $11,083,839   $  620,588   $1,237,802   $   631,192
                                                      ==========   ===========   ==========   ==========   ===========

                 See accompanying Notes to Financial Statements.

                            CUNA MUTUAL LIFE VARIABLE
      ACCOUNT STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005
                                  (CONTINUED)

                                                                     GROWTH AND     CAPITAL                     MULTI-CAP
                                                                       INCOME     APPRECIATION     MID-CAP       GROWTH
                                                        BALANCED       STOCK         STOCK          STOCK         STOCK
                                                       SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                      -----------   -----------   ------------   -----------   -----------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
  Balanced Fund, 3,908,050 shares at net asset
  value of $19.40 per share (cost $64,110,002) ....   $75,835,035   $        --   $         --   $        --   $        --

INVESTMENTS IN ULTRA SERIES FUND:
  Growth and Income Stock Fund, 3,088,597 shares at
  net asset value of $31.62 per share
  (cost $73,844,091) ..............................            --    97,670,630             --            --            --

INVESTMENTS IN ULTRA SERIES FUND:
  Capital Appreciation Stock Fund, 2,223,350 shares
  at net asset value of $19.97 per share
  (cost $41,205,587) ..............................            --            --     44,409,858            --            --

INVESTMENTS IN ULTRA SERIES FUND:
  Mid-Cap Stock Fund, 440,873 shares at net asset
  value of $17.30 per share (cost $6,255,594) .....            --            --             --     7,626,939            --

INVESTMENTS IN ULTRA SERIES FUND:
  Multi-Cap Growth Stock Fund, 2,340,380 shares at
  net asset value of $6.74 per share
  (cost $12,918,475) ..............................            --            --             --            --    15,776,867
                                                      -----------   -----------   ------------   -----------   -----------
    Total assets ..................................    75,835,035    97,670,630     44,409,858     7,626,939    15,776,867
                                                      -----------   -----------   ------------   -----------   -----------

LIABILITIES:
Accrued adverse mortality and expense charges .....        56,797        73,271         33,494         5,654        11,741
                                                      -----------   -----------   ------------   -----------   -----------
  Total liabilities ...............................        56,797        73,271         33,494         5,654        11,741
                                                      -----------   -----------   ------------   -----------   -----------
                                                      $75,778,238   $97,597,359   $ 44,376,364   $ 7,621,285   $15,765,126
                                                      ===========   ===========   ============   ===========   ===========

NET ASSETS:
  Net assets: Type 1 ..............................   $65,428,326   $83,810,164   $ 35,307,788   $        --   $10,920,024
                                                      -----------   -----------   ------------   -----------   -----------
  Outstanding units: Type 1 (note 6) ..............     1,189,421     1,021,616      1,257,731            --       715,853
                                                      ===========   ===========   ============   ===========   ===========
  Unit value: Type 1 ..............................   $     55.01   $     82.03   $      28.07   $        --   $     15.25
                                                      ===========   ===========   ============   ===========   ===========

  Net assets: Type 2 ..............................   $10,349,912   $13,787,195   $  9,068,576   $ 7,621,285   $ 4,845,102
                                                      -----------   -----------   ------------   -----------   -----------
  Outstanding units: Type 2 (note 6) ..............       919,992     1,367,777        984,645       405,787       317,712
                                                      ===========   ===========   ============   ===========   ===========
  Unit value: Type 2 ..............................   $     11.25   $     10.08   $       9.21   $     18.78   $     15.25
                                                      ===========   ===========   ============   ===========   ===========
    Total net assets ..............................   $75,778,238   $97,597,359   $ 44,376,364   $ 7,621,285   $15,765,126
                                                      ===========   ===========   ============   ===========   ===========

                 See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
          STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005
                                  (CONTINUED)

                                                                                       T. ROWE
                                                         GLOBAL     INTERNATIONAL   INTERNATIONAL   DEVELOPING
                                                       SECURITIES       STOCK           STOCK        MARKETS
                                                       SUBACCOUNT    SUBACCOUNT       SUBACCOUNT    SUBACCOUNT
                                                       ----------   -------------   -------------   ----------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
  Global Securities Fund, 45,914 shares at net
  asset value of $12.87 per share (cost $503,528) ..   $  590,901   $          --   $          --   $       --

INVESTMENTS IN ULTRA SERIES FUND:
  International Stock Fund, 141,567 shares at net
  asset value of $12.38 per share (cost $1,453,113)            --       1,752,347              --           --

INVESTMENTS IN T. ROWE PRICE INTERNATIONAL
SERIES, INC.:
  International Stock Portfolio, 608,216 shares at
  net asset value of $15.31 per share
  (cost $8,231,162) ................................           --              --       9,311,793           --

INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST:
  Developing Markets Securities, 9,157 shares at
  net asset value of $10.90 per share
  (cost $47,828) ...................................           --              --              --       99,812
                                                       ----------   -------------   -------------   ----------
    Total assets ...................................      590,901       1,752,347       9,311,793       99,812
                                                       ----------   -------------   -------------   ----------

LIABILITIES:
Accrued adverse mortality and expense charges ......          417           1,277           6,792           73
                                                       ----------   -------------   -------------   ----------
  Total liabilities ................................          417           1,277           6,792           73
                                                       ----------   -------------   -------------   ----------
                                                       $  590,484   $   1,751,070   $   9,305,001   $   99,739
                                                       ==========   =============   =============   ==========

NET ASSETS:
  Net assets: Type 1 ...............................   $       --   $          --   $   8,626,166   $       --
                                                       ----------   -------------   -------------   ----------
  Outstanding units: Type 1 (note 6) ...............           --              --         540,712           --
                                                       ==========   =============   =============   ==========
  Unit value: Type 1 ...............................   $       --   $          --   $       15.95   $       --
                                                       ==========   =============   =============   ==========

  Net assets: Type 2 ...............................   $  590,484   $   1,751,070   $     678,835   $   99,739
                                                       ----------   -------------   -------------   ----------
  Outstanding units: Type 2 (note 6) ...............       31,740          97,195          70,273        6,589
                                                       ==========   =============   =============   ==========
  Unit value: Type 2 ...............................   $    18.60   $       18.02   $        9.66   $    15.14
                                                       ==========   =============   =============   ==========
    Total net assets ...............................   $  590,484   $   1,751,070   $   9,305,001   $   99,739
                                                       ==========   =============   =============   ==========

                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
          STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

                                                          MONEY                      STRATEGIC      HIGH        OPPENHEIMER
                                                          MARKET         BOND         INCOME        INCOME      HIGH INCOME
                                                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                        ----------    ----------    ----------    ----------    -----------
INVESTMENT INCOME (LOSS):
  Dividend income ...................................   $  165,426    $  453,860    $   43,297    $   75,684    $    41,721
  Mortality and expense charges (note 4) ............      (53,457)     (105,761)       (5,709)      (10,001)        (5,773)
                                                        ----------    ----------    ----------    ----------    -----------
  Net investment income (loss) ......................      111,969       348,099        37,588        65,683         35,948
                                                        ----------    ----------    ----------    ----------    -----------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares .......           --          (793)        2,220         2,882          1,225
  Realized gain distributions .......................           --            --         2,268            --             --
                                                        ----------    ----------    ----------    ----------    -----------
  Net realized gain (loss) on investments ...........           --          (793)        4,488         2,882          1,225
                                                        ----------    ----------    ----------    ----------    -----------

NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .....................           --      (172,537)      (35,999)      (46,842)       (28,610)
                                                        ----------    ----------    ----------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $  111,969    $  174,769    $    6,077    $   21,723    $     8,563
                                                        ==========    ==========    ==========    ==========    ===========

                                                                      GROWTH AND       CAPITAL                     MULTI-CAP
                                                                        INCOME      APPRECIATION     MID-CAP        GROWTH
                                                         BALANCED        STOCK         STOCK          STOCK          STOCK
                                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                        ----------    ----------    ------------    ----------    ----------
INVESTMENT INCOME (LOSS):
  Dividend income ...................................   $1,714,940    $1,677,376    $    407,920    $   45,552    $      103
  Mortality and expense charges (note 4) ............     (682,669)     (866,977)       (400,830)      (64,180)     (130,139)
                                                        ----------    ----------    ------------    ----------    ----------
  Net investment income (loss) ......................    1,032,271       810,399           7,090       (18,628)     (130,036)
                                                        ----------    ----------    ------------    ----------    ----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares .......    1,005,100     1,800,779         251,790       131,935       299,749
  Realized gain distributions .......................           --            --              --       371,927     1,410,667
                                                        ----------    ----------    ------------    ----------    ----------
  Net realized gain (loss) on investments ...........    1,005,100     1,800,779         251,790       503,862     1,710,416
                                                        ----------    ----------    ------------    ----------    ----------
NET CHANGE IN UNREALIZED APPRECIATION OR
  (DEPRECIATION) ON INVESTMENTS .....................      189,493     1,780,077         399,718       174,478      (433,916)
                                                        ----------    ----------    ------------    ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS   $2,226,864    $4,391,255    $    658,598    $  659,712    $1,146,464
                                                        ==========    ==========    ============    ==========    ==========

                See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
          STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005
                                   (CONTINUED)

                                                                                             T. ROWE
                                                            GLOBAL       INTERNATIONAL    INTERNATIONAL    DEVELOPING
                                                          SECURITIES         STOCK            STOCK          MARKETS
                                                          SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                          -----------    -------------    -------------    -----------
INVESTMENT INCOME (LOSS):
  Dividend income .....................................   $     3,886    $      20,000    $     137,251    $     1,287
  Mortality and expense charges (note 4) ..............        (4,154)         (12,596)         (75,436)          (890)
                                                          -----------    -------------    -------------    -----------
  Net investment income (loss) ........................          (268)           7,404           61,815            397
                                                          -----------    -------------    -------------    -----------

REALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on sale of fund shares .........        22,569           46,742           25,651         17,519
  Realized gain distributions .........................         6,238           93,558           29,837             --
                                                          -----------    -------------    -------------    -----------
  Net realized gain (loss) on investments .............        28,807          140,300           55,488         17,519
                                                          -----------    -------------    -------------    -----------

NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
  ON INVESTMENTS ......................................        38,731           72,684        1,107,150          4,654
                                                          -----------    -------------    -------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .   $    67,270    $     220,388    $   1,224,453    $    22,570
                                                          ===========    =============    =============    ===========

                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      MONEY MARKET                        BOND
                                                                       SUBACCOUNT                      SUBACCOUNT
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004            2005            2004
                                                              ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ............................   $    111,969    $        646    $    348,099    $    368,154
  Net realized gain (loss) on investments .................             --              --            (793)         15,956
  Net change in unrealized appreciation or (depreciation)
    on investments ........................................             --              --        (172,537)       (115,486)
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from operations        111,969             646         174,769         268,624
                                                              ------------    ------------    ------------    ------------

CONTRACT TRANSACTIONS:
  Payments received from contract owners ..................      4,660,934       4,100,320         986,525       1,403,866
  Transfers between subaccounts (including fixed accounts),
    net ...................................................     (1,514,355)     (2,997,630)       (435,152)       (244,893)
  Transfers for contract benefits and terminations ........     (2,189,530)       (488,368)       (451,605)       (491,268)
  Contract charges and fees ...............................       (322,892)       (328,101)       (561,928)       (563,914)
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from contract
        transactions ......................................        634,157         286,221        (462,160)        103,791
                                                              ------------    ------------    ------------    ------------
  Total increase (decrease) in net
    assets ................................................        746,126         286,867        (287,391)        372,415

NET ASSETS:
  Beginning of period .....................................      5,378,173       5,091,306      11,371,230      10,998,815
                                                              ------------    ------------    ------------    ------------
  End of period ...........................................   $  6,124,299    $  5,378,173    $ 11,083,839    $ 11,371,230
                                                              ============    ============    ============    ============

                                                                    STRATEGIC INCOME                  HIGH INCOME
                                                                       SUBACCOUNT                      SUBACCOUNT
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004            2005            2004
                                                              ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ............................   $     37,588    $     27,241    $     65,683    $     53,464
  Net realized gain (loss) on investments .................          4,488           2,648           2,882           4,005
  Net change in unrealized appreciation or (depreciation)
    on investments ........................................        (35,999)         12,035         (46,842)          1,899
                                                               ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from operations          6,077          41,924          21,723          59,368
                                                              ------------    ------------    ------------    ------------

CONTRACT TRANSACTIONS:
  Payments received from contract owners ..................             --              --         304,305         416,197
  Transfers between subaccounts (including fixed accounts),
    net ...................................................         (5,057)         (1,076)        (22,649)        143,766
  Transfers for contract benefits and terminations ........         (8,680)         (7,129)         (9,076)         (3,329)
  Contract charges and fees ...............................        (24,448)        (25,145)        (53,722)        (33,126)
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from contract
        transactions ......................................        (38,185)        (33,350)        218,858         523,508
                                                              ------------    ------------    ------------    ------------
  Total increase (decrease) in net
    assets ................................................        (32,108)          8,574         240,581         582,876

NET ASSETS:
  Beginning of period .....................................        652,696         644,122         997,221         414,345
                                                              ------------    ------------    ------------    ------------
  End of period ...........................................   $    620,588    $    652,696    $  1,237,802    $    997,221
                                                              ============    ============    ============    ============

                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 OPPENHEIMER HIGH INCOME                BALANCED
                                                                       SUBACCOUNT                      SUBACCOUNT
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004            2005            2004
                                                              ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ............................   $     35,948    $     36,355    $  1,032,271    $  1,054,118
  Net realized gain (loss) on investments .................          1,225           7,598       1,005,100         951,417
  Net change in unrealized appreciation or (depreciation)
    on investments ........................................        (28,610)          8,017         189,493       3,332,863
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from operations          8,563          51,970       2,226,864       5,338,398
                                                              ------------    ------------    ------------    ------------

CONTRACT TRANSACTIONS:
  Payments received from contract owners ..................             --              --       5,903,237       6,761,494
  Transfers between subaccounts (including fixed accounts),
    net ...................................................        (16,298)       (130,180)        363,589          51,868
  Transfers for contract benefits and terminations ........         (9,626)         (5,782)     (4,770,144)     (6,313,349)
  Contract charges and fees ...............................        (21,934)        (26,806)     (4,658,716)     (4,668,587)
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from contract
        transactions ......................................        (47,858)       (162,768)     (3,162,034)     (4,168,574)
                                                              ------------    ------------    ------------    ------------
  Total increase (decrease) in net
    assets ................................................        (39,295)       (110,798)       (935,170)      1,169,824

NET ASSETS:
  Beginning of period .....................................        670,487         781,285      76,713,408      75,543,584
                                                              ------------    ------------    ------------    ------------
  End of period ...........................................   $    631,192    $    670,487    $ 75,778,238    $ 76,713,408
                                                              ============    ============    ============    ============

                                                                 GROWTH AND INCOME STOCK       CAPITAL APPRECIATION STOCK
                                                                       SUBACCOUNT                      SUBACCOUNT
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004            2005            2004
                                                              ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ............................   $    810,399    $    637,766    $      7,090    $    (71,218)
  Net realized gain (loss) on investments .................      1,800,779       1,224,683         251,790          11,532
  Net change in unrealized appreciation or (depreciation)
    on investments ........................................      1,780,077       8,119,959         399,718       3,416,843
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from operations      4,391,255       9,982,408         658,598       3,357,157
                                                              ------------    ------------    ------------    ------------

CONTRACT TRANSACTIONS:
  Payments received from contract owners ..................      7,117,829       8,760,895       4,119,622       5,017,190
  Transfers between subaccounts (including fixed accounts),
    net ...................................................        572,893         249,159        (499,859)        325,571
  Transfers for contract benefits and terminations ........     (6,318,366)     (6,425,930)     (2,892,946)     (3,086,934)
  Contract charges and fees ...............................     (5,013,300)     (5,021,451)     (2,439,654)     (2,451,148)
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from contract
        transactions ......................................     (3,640,944)     (2,437,327)     (1,712,837)       (195,321)
                                                              ------------    ------------    ------------    ------------
  Total increase (decrease) in net
    assets ................................................        750,311       7,545,081      (1,054,239)      3,161,836

NET ASSETS:
  Beginning of period .....................................     96,847,048      89,301,967      45,430,603      42,268,767
                                                              ------------    ------------    ------------    ------------
  End of period ...........................................   $ 97,597,359    $ 96,847,048    $ 44,376,364    $ 45,430,603
                                                              ============    ============    ============    ============

                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                      MID-CAP STOCK              MULTI-CAP GROWTH STOCK
                                                                       SUBACCOUNT                      SUBACCOUNT
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004            2005            2004
                                                              ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ............................   $    (18,628)   $      9,593    $   (130,036)   $   (112,280)
  Net realized gain (loss) on investments .................        503,862         127,744       1,710,416         608,338
  Net change in unrealized appreciation or (depreciation)
    on investments ........................................        174,478         693,246        (433,916)      1,079,623
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from operations        659,712         830,583       1,146,464       1,575,681
                                                              ------------    ------------    ------------    ------------

CONTRACT TRANSACTIONS:
  Payments received from contract owners ..................        978,912       1,012,695       1,832,782       1,994,638
  Transfers between subaccounts (including fixed accounts),
    net ...................................................         21,751         389,924         226,786         291,773
  Transfers for contract benefits and terminations ........       (267,106)       (115,608)       (982,112)       (681,988)
  Contract charges and fees ...............................       (464,839)       (402,295)       (929,421)       (895,588)
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from contract
        transactions ......................................        268,718         884,716         148,035         708,835
                                                              ------------    ------------    ------------    ------------
  Total increase (decrease) in net
    assets ................................................        928,430       1,715,299       1,294,499       2,284,516

NET ASSETS:
  Beginning of period .....................................      6,692,855       4,977,556      14,470,627      12,186,111
                                                              ------------    ------------    ------------    ------------
  End of period ...........................................   $  7,621,285    $  6,692,855    $ 15,765,126    $ 14,470,627
                                                              ============    ============    ============    ============

                                                                   GLOBAL SECURITIES               INTERNATIONAL STOCK
                                                                       SUBACCOUNT                      SUBACCOUNT
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004            2005            2004
                                                              ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ............................   $       (268)   $       (676)   $      7,404    $      6,468
  Net realized gain (loss) on investments .................         28,807           1,172         140,300           6,558
  Net change in unrealized appreciation or (depreciation)
    on investments ........................................         38,731          37,054          72,684         152,181
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from operations         67,270          37,550         220,388         165,207
                                                              ------------    ------------    ------------    ------------

CONTRACT TRANSACTIONS:
  Payments received from contract owners ..................        253,365         156,720         309,352         377,850
  Transfers between subaccounts (including fixed accounts),
    net ...................................................         42,727          57,621         214,982         181,309
  Transfers for contract benefits and terminations ........        (18,917)         (1,586)        (18,441)         (6,321)
  Contract charges and fees ...............................        (39,511)        (18,019)        (85,720)        (48,081)
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from contract
        transactions ......................................        237,664         194,736         420,173         504,757
                                                              ------------    ------------    ------------    ------------
  Total increase (decrease) in net
    assets ................................................        304,934         232,286         640,561         669,964

NET ASSETS:
  Beginning of period .....................................        285,550          53,264       1,110,509         440,545
                                                              ------------    ------------    ------------    ------------
  End of period ...........................................   $    590,484    $    285,550    $  1,751,070    $  1,110,509
                                                              ============    ============    ============    ============

                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                              T. ROWE INTERNATIONAL STOCK          DEVELOPING MARKETS
                                                                       SUBACCOUNT                      SUBACCOUNT
                                                              ----------------------------    ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2005            2004            2005            2004
                                                              ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ............................   $     61,815    $     17,269    $        397    $      1,143
  Net realized gain (loss) on investments .................         55,488         (63,663)         17,519          12,496
  Net change in unrealized appreciation or (depreciation)
    on investments ........................................      1,107,150         988,115           4,654          10,646
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from operations      1,224,453         941,721          22,570          24,285
                                                              ------------    ------------    ------------    ------------

CONTRACT TRANSACTIONS:
  Payments received from contract owners ..................        613,204         707,356              --              --
  Transfers between subaccounts (including fixed accounts),
    net ...................................................        223,990          43,616         (25,539)        (25,506)
  Transfers for contract benefits and terminations ........       (615,400)       (469,468)         (5,692)         (1,530)
  Contract charges and fees ...............................       (423,708)       (438,373)         (8,801)        (13,278)
                                                              ------------    ------------    ------------    ------------
      Net increase (decrease) in net assets from contract
        transactions ......................................       (201,914)       (156,869)        (40,032)        (40,314)
                                                              ------------    ------------    ------------    ------------
  Total increase (decrease) in net
    assets ................................................      1,022,539         784,852         (17,462)        (16,029)

NET ASSETS:
  Beginning of period .....................................      8,282,462       7,497,610         117,201         133,230
                                                              ------------    ------------    ------------    ------------
  End of period ...........................................   $  9,305,001    $  8,282,462    $     99,739    $    117,201
                                                              ============    ============    ============    ============

                See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1)   ORGANIZATION

      The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under flexible premium variable life insurance policies.

      Although the assets of the Account are the property of the Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct.

      The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in the Company's general account to cover death benefits in excess of the accumulated value.

      The Account currently sells two variable products: MEMBERS(R) Variable Universal Life (Type 1) and MEMBERS(R) Variable Universal Life II (Type
      2).

      The accompanying financial statements include only the policyholder deposits applicable to the variable portions of the policies and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

      Investments

      The Account currently is divided into fourteen subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund (The term fund is used to mean an investment portfolio, i.e., Ultra Series Fund (Class Z shares),
      T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests). The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

      The Account invests in shares of certain funds within the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

      Ultra Series Fund currently has ten funds available as investment options under the policies. MFS(R) Variable Insurance Trust(SM), T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have one fund available as an investment option. T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies.

      MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society (CMIS). CMIS is joined in an agreement of permanent affiliation with the Company, and the companies have a common management team and board of directors.

      T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of
      T. Rowe Price International Series, Inc.

      Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

      Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

      Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2)   SIGNIFICANT ACCOUNTING POLICIES

      Investment Valuation

      The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

      Federal Income Taxes

      The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

      Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)   RECLASSIFICATIONS

      Certain 2004 amounts have been reclassified to conform to current year presentation. Certain contract charges and fees were reclassified from transfers for contract benefits and terminations to contract charges and fees. Loan payments received were reclassified from payments received from contract owners to transfers between subaccounts (including fixed accounts), net. Loans made were reclassified from transfers for contract benefits and terminations to transfers between subaccounts (including fixed accounts), net. These reclassifications had no impact on the total increase (decrease) in net assets or the end of period net assets balances previously reported. The following table illustrates the impact of these classifications.

                                                                MONEY                    STRATEGIC        HIGH       OPPENHEIMER
                                                               MARKET         BOND         INCOME        INCOME      HIGH INCOME
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                             ----------    ----------    ----------    ----------    -----------
CONTRACT TRANSACTIONS:
Payments received from contract owners, as previously
  reported ...............................................    4,156,664     1,462,057           552       416,575             --
Payments received from contract owners, as amended .......    4,100,320     1,403,866            --       416,197             --
                                                             ----------    ----------    ----------    ----------    -----------
Change in payments received from contract owners .........       56,344        58,191           552           378             --
                                                             ----------    ----------    ----------    ----------    -----------

Transfers between subaccounts (including fixed accounts),
  net, as previously reported ............................   (2,997,781)     (242,768)       (1,072)      144,030       (129,478)
Transfers between subaccounts (including fixed accounts),
  net, as amended ........................................   (2,997,630)     (244,893)       (1,076)      143,766       (130,180)
                                                             ----------    ----------    ----------    ----------    -----------
Change in transfers between subaccounts (including fixed
  accounts), net .........................................         (151)        2,125             4           264            702
                                                             ----------    ----------    ----------    ----------    -----------

Transfers for contract benefits and terminations, as
  previously reported ....................................     (856,334)   (1,079,479)      (32,588)      (33,363)       (30,522)
Transfers for contract benefits and terminations, as
  amended ................................................     (488,368)     (491,268)       (7,129)       (3,329)        (5,782)
                                                             ----------    ----------    ----------    ----------    -----------
Change in transfers for contract benefits and terminations     (367,966)     (588,211)      (25,459)      (30,034)       (24,740)
                                                             ----------    ----------    ----------    ----------    -----------

Contract charges and fees, as previously reported ........      (16,328)      (36,019)         (242)       (3,734)        (2,768)
Contract charges and fees, as amended ....................     (328,101)     (563,914)      (25,145)      (33,126)       (26,806)
                                                             ----------    ----------    ----------    ----------    -----------
Change in contract charges and fees ......................      311,773       527,895        24,903        29,392         24,038
                                                             ----------    ----------    ----------    ----------    -----------

Net change to prior year net increase (decrease) in net
  assets from contract transactions ......................           --            --            --            --             --
                                                             ==========    ==========    ==========    ==========    ===========

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                          GROWTH AND        CAPITAL        MID-CAP        MULTI-CAP
                                            BALANCED     INCOME STOCK    APPRECIATION       STOCK       GROWTH STOCK
                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                          -----------    ------------    ------------    -----------    ------------
CONTRACT TRANSACTIONS:
Payments received from contract owners,
  as previously reported ..............     7,188,218       9,389,658       5,402,493      1,022,396       2,111,004
Payments received from contract owners,
  as amended ..........................     6,761,494       8,760,895       5,017,190      1,012,695       1,994,638
                                          -----------    ------------    ------------    -----------    ------------
Change in payments received from
  contract owners .....................       426,724         628,763         385,303          9,701         116,366
                                          -----------    ------------    ------------    -----------    ------------

Transfers between subaccounts
  (including fixed accounts), net, as
  previously reported .................        68,314         286,818         351,494        414,147         301,796
Transfers between subaccounts
  (including fixed accounts), net, as
  amended .............................        51,868         249,159         325,571        389,924         291,773
                                          -----------    ------------    ------------    -----------    ------------
Change in transfers between subaccounts
  (including fixed accounts), net .....        16,446          37,659          25,923         24,223          10,023
                                          -----------    ------------    ------------    -----------    ------------

Transfers for contract benefits and
  terminations, as previously
  reported ............................   (11,324,129)    (11,929,842)     (5,806,426)      (483,439)     (1,644,157)
Transfers for contract benefits and
  terminations, as amended ............    (6,313,349)     (6,425,930)     (3,086,934)      (115,608)       (681,988)
                                          -----------    ------------    ------------    -----------    ------------
Change in transfers for contract
  benefits and terminations ...........    (5,010,780)     (5,503,912)     (2,719,492)      (367,831)       (962,169)
                                          -----------    ------------    ------------    -----------    ------------

Contract charges and fees, as
  previously reported .................      (100,977)       (183,961)       (142,882)       (68,388)        (59,808)
Contract charges and fees, as amended      (4,668,587)     (5,021,451)     (2,451,148)      (402,295)       (895,588)
                                          -----------    ------------    ------------    -----------    ------------
Change in contract charges and fees ...     4,567,610       4,837,490       2,308,266        333,907         835,780
                                          -----------    ------------    ------------    -----------    ------------

Net change to prior year net increase
  (decrease) in net assets from
  contract transactions ...............            --              --              --             --              --
                                          ===========    ============    ============    ===========    ============

                                                                                                 T. ROWE
                                                                 GLOBAL      INTERNATIONAL    INTERNATIONAL     DEVELOPING
                                                               SECURITIES        STOCK            STOCK           MARKETS
                                                               SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                               ----------    -------------    -------------     ----------
CONTRACT TRANSACTIONS:
Payments received from contract owners, as previously
  reported .................................................      157,290          378,690          796,333             --
Payments received from contract owners, as amended .........      156,720          377,850          707,356             --
                                                               ----------    -------------    -------------     ----------
Change in payments received from contract owners ...........          570              840           88,977             --
                                                               ----------    -------------    -------------     ----------

Transfers between subaccounts (including fixed accounts),
  net, as previously reported ..............................       57,408          182,253           47,030        (24,816)
Transfers between subaccounts (including fixed accounts),
  net, as amended ..........................................       57,621          181,309           43,616        (25,506)
                                                               ----------    -------------    -------------     ----------
Change in transfers between subaccounts (including fixed
  accounts), net ...........................................         (213)             944            3,414            690
                                                               ----------    -------------    -------------     ----------

Transfers for contract benefits and terminations, as
  previously reported ......................................      (17,224)         (49,148)        (982,408)       (13,617)
Transfers for contract benefits and terminations, as amended       (1,586)          (6,321)        (469,468)        (1,530)
                                                               ----------    -------------    -------------     ----------
Change in transfers for contract benefits and terminations        (15,638)         (42,827)        (512,940)       (12,087)
                                                               ----------    -------------    -------------     ----------

Contract charges and fees, as previously reported ..........       (2,738)          (7,038)         (17,824)        (1,881)
Contract charges and fees, as amended ......................      (18,019)         (48,081)        (438,373)       (13,278)
                                                               ----------    -------------    -------------     ----------
Change in contract charges and fees ........................       15,281           41,043          420,549         11,397
                                                               ----------    -------------    -------------     ----------

Net change to prior year net increase (decrease) in net
  assets from contract transactions ........................           --               --               --             --
                                                               ==========    =============    =============     ==========

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4)   FEES AND CHARGES

      Policy Charges

      In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy.

      ADMINISTRATIVE FEE: The Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. This fee on an annual basis is $0.45 per $1,000 of specified amount for the first 10 policy years.

      DEFERRED CONTINGENT SALES AND ADMINISTRATIVE CHARGES: For the Type 1 product, the sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in the general account of the Company in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by transfer allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with the Company crediting additional amounts at its discretion.

      For Type 2 product, a surrender charge is deducted to reimburse the Company for sales expenses and policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. The surrender charges are deducted from the proceeds in the event of a complete surrender of the policy during the first nine policy years or the first nine years following an increase in specified amount. If the policy is not surrendered in the first nine policy years or the first nine years following an increase in specified amount, there is no charge.

      POLICY FEE: The Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the Type I product only) to recover these expenses.

      COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option, the specified amount, and the cash value, as described in the Account's prospectus. Several riders are available on the contracts that provide additional benefits, including Children's Insurance, Guaranteed Insurability, Accidental Death Benefit, Other Insured term rider, and Disability Waiver of Deductions or Premium. These charges are deducted each month and can vary based on the amount of additional benefit selected, age of the insured (or other insured) and amount of other policy deductions in the case of the Waiver benefit. The prospectus and contract describe these charges in more detail.

      Account Charges

      MORTALITY AND EXPENSE CHARGE: The Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by the Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5)   PURCHASES AND SALES OF INVESTMENTS

      The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                     Purchases          Sales
                                                    -----------      -----------
Money Market Fund ............................      $ 5,374,237      $ 4,627,626
Bond Fund ....................................        1,996,767        2,111,435
Strategic Income Series ......................           45,480           43,850
High Income Fund .............................          425,838          141,106
Oppenheimer High Income Fund .................           41,681           53,636
Balanced Fund ................................        4,150,735        6,281,809
Growth and Income Stock Fund .................        4,677,699        7,508,197
Capital Appreciation Stock Fund ..............        2,482,855        4,189,570
Mid-Cap Stock Fund ...........................        1,289,617          666,953
Multi-Cap Growth Stock Fund ..................        2,924,971        1,495,511
Global Securities Fund .......................          420,803          176,961
International Stock Fund .....................          776,026          254,440
T. Rowe International Stock Portfolio ........          715,408          825,074
Developing Markets Fund ......................            1,278           40,929
                                                    -----------      -----------
                                                    $25,323,395      $28,417,097
                                                    ===========      ===========

(6)   CHANGES IN UNITS OUTSTANDING

      The changes in units outstanding for the years ended December 31, 2005 and 2004 were as follows:

                                             MONEY MARKET                BOND              STRATEGIC INCOME          HIGH INCOME
                                              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                         --------------------    --------------------    --------------------    -------------------
                                          TYPE 1      TYPE 2      TYPE 1      TYPE 2      TYPE 1      TYPE 2      TYPE 1*    TYPE 2
                                         --------    --------    --------    --------    --------    --------               -------
Units outstanding at December 31, 2003    113,570     242,221     182,513     363,384      41,832       1,038                38,086
Units sold ...........................     33,678     358,608      22,626     160,656          36          --                71,041
Units repurchased ....................    (42,407)   (314,810)    (35,014)   (118,219)     (2,143)        (78)              (24,216)
                                         --------    --------    --------    --------    --------    --------               --------
Units outstanding at December 31, 2004    104,841     286,019     170,125     405,821      39,725         960                84,911
Units sold ...........................    202,996     123,805      28,641     181,529          40          --                80,356
Units repurchased ....................   (162,238)   (146,839)    (23,661)   (231,006)     (2,369)        (45)              (61,529)
                                         --------    --------    --------    --------    --------    --------               -------
Units outstanding at December 31, 2005    145,599     262,985     175,105     356,344      37,396         915               103,738
                                         ========    ========    ========    ========    ========    ========               =======

                                              OPPENHEIMER                                     GROWTH AND                CAPITAL
                                              HIGH INCOME              BALANCED              INCOME STOCK            APPRECIATION
                                              SUBACCOUNT              SUBACCOUNT              SUBACCOUNT           STOCK SUBACCOUNT
                                         -------------------   --------------------   ---------------------   ---------------------
                                          TYPE 1*    TYPE 2      TYPE 1     TYPE 2      TYPE 1      TYPE 2     TYPE 1      TYPE 2
                                                    --------   ---------   --------   ---------   ---------   ---------   --------
Units outstanding at December 31, 2003                68,028   1,353,430    806,416   1,130,594   1,128,867   1,389,273    794,916
Units sold ...........................                    --     117,005    257,092     108,306     466,193     156,338    431,084
Units repurchased ....................               (13,965)   (211,208)  (199,305)   (161,522)   (309,345)   (219,275)  (261,872)
                                                    --------   ---------   --------   ---------   ---------   ---------   --------
Units outstanding at December 31, 2004                54,063   1,259,227    864,203   1,077,378   1,285,715   1,326,336    964,128
Units sold ...........................                    --     116,409    330,638      97,141     515,223     135,010    412,050
Units repurchased ....................                (3,871)   (186,215)  (274,849)   (152,903)   (433,161)   (203,615)  (391,533)
                                                    --------   ---------   --------   ---------   ---------   ---------   --------
Units outstanding at December 31, 2005                50,192   1,189,421    919,992   1,021,616   1,367,777   1,257,731    984,645
                                                    ========   =========   ========   =========   =========   =========   ========

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                MID-CAP             MULTI-CAP               GLOBAL              INTERNATIONAL
                                                 STOCK             GROWTH STOCK           SECURITIES                 STOCK
                                              SUBACCOUNT            SUBACCOUNT            SUBACCOUNT              SUBACCOUNT
                                         --------------------  -------------------   ---------------------   --------------------
                                          TYPE 1*    TYPE 2     TYPE 1     TYPE 2     TYPE 1*     TYPE 2     TYPE 1*     TYPE 2
                                                    --------   --------   --------               --------               --------
Units outstanding at December 31, 2003               332,761    754,079    213,989                  3,796                 33,729
Units sold ...........................               139,720    104,112    146,009                 17,851                 68,704
Units repurchased ....................               (82,852)  (111,741)   (83,895)                (4,309)               (31,241)
                                                    --------   --------   --------               --------               --------
Units outstanding at December 31, 2004               389,629    746,450    276,103                 17,338                 71,192
Units sold ...........................               149,270    105,058    172,163                 45,035                 88,942
Units repurchased ....................              (133,112)  (135,655)  (130,554)               (30,633)               (62,939)
                                                    --------   --------   --------               --------               --------
Units outstanding at December 31, 2005               405,787    715,853    317,712                 31,740                 97,195
                                                    ========   ========   ========               ========               ========

                                                     T. ROWE                DEVELOPING
                                                INTERNATIONAL STOCK           MARKETS
                                                    SUBACCOUNT              SUBACCOUNT
                                               --------------------    --------------------
                                                TYPE 1      TYPE 2      TYPE 1*     TYPE 2
                                               --------    --------                --------
Units outstanding at December 31, 2003 .....    551,662      95,473                  13,741
Units sold .................................     77,546          30                      --
Units repurchased ..........................    (81,843)    (13,404)                 (3,962)
                                               --------    --------                --------
Units outstanding at December 31, 2004 .....    547,365      82,099                   9,779
Units sold .................................     89,258          --                      --
Units repurchased ..........................    (95,911)    (11,826)                 (3,190)
                                               --------    --------                --------
Units outstanding at December 31, 2005 .....    540,712      70,273                   6,589
                                               ========    ========                ========

*This subaccount not available in this product type.

(7)   FINANCIAL HIGHLIGHTS

      The Account sells two variable products as listed in Note 1.

      The following table displays the financial information for each subaccount offered by the two products in the Account.

                                                                      MONEY MARKET SUBACCOUNT
                                         2005                2004                2003                2002                2001
                                   ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                        TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2
  Beginning of period              $21.69    $10.85    $21.69    $10.85    $21.72    $10.87    $21.60    $10.80    $21.00    $10.50
  End of period                     22.10     11.05     21.69     10.85     21.69     10.85     21.72     10.87     21.60     10.80
NET ASSETS AT END OF PERIOD
  (000S)                            3,218     2,906     2,275     3,103     2,463     2,628     3,455     3,159     3,880     5,710
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                       146       263       105       286       114       242       159       291       180       529
TOTAL RETURN(1)                      1.89%     1.84%     0.00%     0.00%    (0.14%)   (0.18%)    0.56%     0.65%     2.86%     2.86%
INVESTMENT INCOME RATIO(2)           2.77%     2.77%     0.91%     0.91%     0.76%     0.76%     1.50%     1.50%     3.61%     3.61%
EXPENSE RATIO(3)                     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

                                                                           BOND SUBACCOUNT
                                         2005                2004                2003                2002                2001
                                   ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                        TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2
  Beginning of period              $35.95    $12.95    $35.10    $12.64    $34.37    $12.38    $31.94    $11.51    $29.76    $10.72
  End of period                     36.53     13.15     35.95     12.95     35.10     12.64     34.37     12.38     31.94     11.51
NET ASSETS AT END OF PERIOD
  (000S)                            6,398     4,686     6,116     5,255     6,406     4,593     6,679     3,037     5,782     1,091
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                       175       356       170       406       183       363       194       245       181        95
TOTAL RETURN(1)                      1.61%     1.54%     2.42%     2.45%     2.12%     2.10%     7.61%     7.56%     7.34%     7.37%
INVESTMENT INCOME RATIO(2)           3.87%     3.87%     4.23%     4.23%     4.59%     4.59%     4.93%     4.93%     6.22%     6.22%
EXPENSE RATIO(3)                     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                     STRATEGIC INCOME SUBACCOUNT
                                         2005                2004                2003                2002                2001
                                   ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                        TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2
  Beginning of period              $16.10    $13.54    $15.08    $12.69    $13.79    $11.60    $12.83    $10.79    $12.36    $10.39
  End of period                     16.26     13.68     16.10     13.54     15.08     12.69     13.79     11.60     12.83     10.79
NET ASSETS AT END OF PERIOD
  (000S)                              608        13       640        13       631        13       622        13       639        13
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                        37         1        40         1        42         1        45         1        50         1
TOTAL RETURN(1)                      0.99%     1.03%     6.76%     6.70%     9.35%     9.40%     7.48%     7.51%     3.83%     3.85%
INVESTMENT INCOME RATIO(2)           6.81%     6.81%     5.16%     5.16%     5.19%     5.19%     3.82%     3.82%     3.72%     3.72%
EXPENSE RATIO(3)                     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

                                                    HIGH INCOME SUBACCOUNT
                                           2005                2004                2003
                                     ----------------    ----------------    ----------------
UNIT VALUE:                          TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2+
  Beginning of period                          $11.74              $10.88              $10.00
  End of period                                 11.93               11.74               10.88
NET ASSETS AT END OF PERIOD (000S)              1,238                 997                 414
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                                   104                  85                  38
TOTAL RETURN(1)                                  1.62%               7.90%               8.80%
INVESTMENT INCOME RATIO(2)                       6.75%               8.67%              10.92%
EXPENSE RATIO(3)                                 0.90%               0.90%               0.90%

                                                                  OPPENHEIMER HIGH INCOME SUBACCOUNT
                                         2005                2004                2003                2002                2001
                                   ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                        TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2
  Beginning of period                        $12.40              $11.48              $ 9.35              $ 9.66              $ 9.56
  End of period                               12.58               12.40               11.48                9.35                9.66
NET ASSETS AT END OF PERIOD
  (000S)                                        631                 670                 781                 641                 462
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                                  50                  54                  68                  69                  48
TOTAL RETURN(1)                                1.45%               8.01%              22.78%              (3.21%)              0.99%
INVESTMENT INCOME RATIO(2)                     6.50%               6.26%               7.20%               9.17%               6.02%
EXPENSE RATIO(3)                               0.90%               0.90%               0.90%               0.90%               0.90%

                                                                        BALANCED SUBACCOUNT
                                        2005                2004                2003                2002                2001
                                  ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                       TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2
  Beginning of period             $53.42    $10.93    $49.75    $10.18    $42.97     $8.79    $48.80    $ 9.98    $50.80    $10.39
  End of period                    55.01     11.25     53.42     10.93     49.75     10.18     42.97      8.79     48.80      9.98
NET ASSETS AT END OF PERIOD
  (000S)                          65,428    10,350    67,268     9,445    67,334     8,209    60,515     5,927    71,695     4,456
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                    1,189       920     1,259       864     1,353       806     1,408       674     1,469       446
TOTAL RETURN(1)                     2.98%     2.93%     7.38%     7.37%    15.78%    15.81%   (11.95%)  (11.92%)   (3.94%)   (3.95%)
INVESTMENT INCOME RATIO(2)          2.26%     2.26%     2.30%     2.30%     2.65%     2.65%     3.07%     3.07%     2.99%     2.99%
EXPENSE RATIO(3)                    0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

                                                                 GROWTH AND INCOME STOCK SUBACCOUNT
                                        2005                2004                2003                2002                2001
                                  ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                       TYPE 1   TYPE 2     TYPE 1   TYPE 2     TYPE 1   TYPE 2     TYPE 1   TYPE 2     TYPE 1    TYPE 2
  Beginning of period             $78.39    $ 9.64    $70.35    $ 8.65    $56.39    $ 6.93    $72.53    $ 8.91    $81.96    $10.07
  End of period                    82.03     10.08     78.39      9.64     70.35      8.65     56.39      6.93     72.53      8.91
NET ASSETS AT END OF PERIOD
  (000S)                          83,810    13,787    84,453    12,394    79,537     9,765    65,752     6,402    87,752     5,657
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                    1,022     1,368     1,077     1,286     1,131     1,129     1,166       924     1,210       635
TOTAL RETURN(1)                     4.64%     4.56%    11.43%    11.45%    24.76%    24.82%   (22.25%)  (22.22%)  (11.50%)  (11.52%)
INVESTMENT INCOME RATIO(2)          1.74%     1.74%     1.60%     1.60%     1.65%     1.65%     1.37%     1.37%     1.07%     1.07%
EXPENSE RATIO(3)                    0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                CAPITAL APPRECIATION STOCK SUBACCOUNT
                                        2005                2004                2003                2002                2001
                                  ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                       TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2
  Beginning of period             $27.66    $ 9.07    $25.62    $ 8.40    $20.01    $ 6.57    $29.45    $ 9.66    $32.70    $10.73
  End of period                    28.07      9.21     27.66      9.07     25.62      8.40     20.01      6.57     29.45      9.66
NET ASSETS AT END OF PERIOD
  (000S)                          35,308     9,069    36,686     8,745    35,591     6,677    28,075     4,082    42,957     4,401
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                    1,258       985     1,326       964     1,389       795     1,403       621     1,459       456
TOTAL RETURN(1)                     1.48%     1.54%     7.96%     7.98%    28.04%    27.85%   (32.05%)  (31.99%)   (9.94%)   (9.97%)
INVESTMENT INCOME RATIO(2)          0.92%     0.92%     0.73%     0.73%     0.50%     0.50%     0.24%     0.24%     0.10%     0.10%
EXPENSE RATIO(3)                    0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

                                                                       MID-CAP STOCK SUBACCOUNT
                                         2005                2004                2003                2002                2001
                                   ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                        TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2
  Beginning of period                        $17.18            $14.96               $11.50               $14.05              $12.76
  End of period                               18.78             17.18                14.96                11.50               14.05
NET ASSETS AT END OF PERIOD
  (000S)                                      7,621             6,693                4,978                3,271               1,893
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                                 406               390                  333                  284                 135
TOTAL RETURN(1)                                9.31%            14.84%               30.09%              (18.15%)             10.14%
INVESTMENT INCOME RATIO(2)                     0.63%             1.07%                0.53%                0.62%               1.07%
EXPENSE RATIO(3)                               0.90%             0.90%                0.90%                0.90%               0.90%

                                                                     MULTI-CAP GROWTH STOCK SUBACCOUNT
                                           2005                2004                2003
                                     ----------------    ----------------    ----------------
UNIT VALUE:                          TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1+   TYPE 2+
  Beginning of period                $14.15    $14.15    $12.59    $12.59    $10.00    $10.00
  End of period                       15.25     15.25     14.15     14.15     12.59     12.59
NET ASSETS AT END OF PERIOD (000S)   10,920     4,845    10,564     3,907     9,492     2,694
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                         716       318       746       276       754       214
TOTAL RETURN(1)                        7.77%     7.77%    12.39%    12.39%    25.90%    25.90%
INVESTMENT INCOME RATIO(2)             0.00%     0.00%     0.03%     0.03%     0.00%     0.00%
EXPENSE RATIO(3)                       0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

                                                                       EMERGING GROWTH SUBACCOUNT**
                                                                                                    2002                2001
                                                                                              ----------------    ----------------
UNIT VALUE:                                                                                   TYPE 1    TYPE 2    TYPE 1    TYPE 2
  Beginning of period                                                                         $14.94      6.54    $22.67    $ 9.92
  End of period                                                                                 9.80      4.29     14.94      6.54
NET ASSETS AT END OF PERIOD
  (000S)                                                                                       6,476     1,433     9,938     1,654
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                                                                                  660       334       665       253
TOTAL RETURN(1)                                                                               (34.40%)  (34.40%)  (34.11%)  (34.07%)
INVESTMENT INCOME RATIO(2)                                                                      0.00%     0.00%     0.00%     0.00%
EXPENSE RATIO(3)                                                                                0.90%     0.90%     0.90%     0.90%

                                                                       GLOBAL SECURITIES SUBACCOUNT
                                           2005                2004                2003
                                     ----------------    ----------------    ----------------
UNIT VALUE:                          TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2+
  Beginning of period                          $16.47              $14.03              $10.00
  End of period                                 18.60               16.47               14.03
NET ASSETS AT END OF PERIOD (000S)                590                 286                  53
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                                    32                  17                   4
TOTAL RETURN(1)                                 12.93%              17.39%              40.30%
INVESTMENT INCOME RATIO(2)                       0.82%               0.41%               1.55%
EXPENSE RATIO(3)                                 0.90%               0.90%               0.90%

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                  INTERNATIONAL STOCK SUBACCOUNT
                                           2005                2004                2003
                                     ----------------    ----------------    ----------------
UNIT VALUE:                          TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2+
  Beginning of period                          $15.60              $13.06              $10.00
  End of period                                 18.02               15.60               13.06
NET ASSETS AT END OF PERIOD (000S)              1,751               1,111                 441
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                                    97                  71                  34
TOTAL RETURN(1)                                 15.51%              19.45%              30.60%
INVESTMENT INCOME RATIO(2)                       1.41%               1.83%               1.08%
EXPENSE RATIO(3)                                 0.90%               0.90%               0.90%

                                                               T. ROWE INTERNATIONAL STOCK SUBACCOUNT
                                        2005                2004                2003                2002                2001
                                  ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                       TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2
  Beginning of period             $13.87    $ 8.40    $12.30    $ 7.45    $ 9.51    $ 5.76    $11.74    $ 7.11    $15.24    $ 9.22
  End of period                    15.95      9.66     13.87      8.40     12.30      7.45      9.51      5.76     11.74      7.11
NET ASSETS AT END OF PERIOD
  (000S)                           8,626       679     7,593       690     6,786       711     5,232       674     6,638       627
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                      541        70       547        82       552        95       550       117       565        88
TOTAL RETURN(1)                    15.00%    15.00%    12.76%    12.75%    29.34%    29.34%   (18.99%)  (18.99%)  (22.94%)  (22.89%)
INVESTMENT INCOME RATIO(2)          1.63%     1.63%     1.13%     1.13%     1.29%     1.29%     0.96%     0.96%     1.98%     1.98%
EXPENSE RATIO(3)                    0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%

                                                                 DEVELOPING MARKETS SUBACCOUNT
                                        2005                2004                2003                2002                2001
                                  ----------------    ----------------    ----------------    ----------------    ----------------
UNIT VALUE:                       TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2
  Beginning of period                       $11.98              $ 9.70              $ 6.39              $ 6.46              $ 7.09
  End of period                              15.14               11.98                9.70                6.39                6.46
NET ASSETS AT END OF PERIOD
  (000S)                                       100                 117                 133                 133                 103
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                                  7                  10                  14                  21                  16
TOTAL RETURN(1)                              26.38%              23.51%              51.80%              (1.08%)             (8.88%)
INVESTMENT INCOME RATIO(2)                    1.31%               1.84%               1.15%               1.48%               0.85%
EXPENSE RATIO(3)                              0.90%               0.90%               0.90%               0.90%               0.90%

(1) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation, if any, indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*   This subaccount not available in this product type.

**  This investment option was eliminated on May 2, 2003.

+ The VUL products added this investment option on May 1, 2003, with all subaccounts starting with a $10.00 unit price.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account

We have audited the accompanying statements of assets and liabilities of the Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities, International Stock, T. Rowe International Stock, and Developing Markets Subaccounts (the Subaccounts) comprising CUNA Mutual Life Variable Account (the Account) of CUNA Mutual Life Insurance Company as of December 31, 2005, the related statements of operations for the year then ended, and the statements of changes in net assets for the two years then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Subaccounts are not required to have, nor were we engaged to perform, audits of the Subaccounts' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts of the CUNA Mutual Life Variable Account of CUNA Mutual Life Insurance Company as of December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

Chicago, Illinois
March 31, 2006

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
CUNA Mutual Life Insurance Company

In our opinion, the accompanying consolidated balance sheet and related consolidated statements of income, comprehensive income, changes in policyholders' surplus and cash flows present fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company and its subsidiaries at December 31, 2003, and the results of their operations and their cash flows for the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 8, 2004

CUNA MUTUAL LIFE INSURANCE
COMPANY AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 AND 2004 AND FOR
THE THREE YEARS ENDED DECEMBER 31, 2005
AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
CUNA Mutual Life Insurance Company:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of operations, comprehensive income, changes in policyholders' surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company and its subsidiaries at December 31, 2005 and 2004, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 17, 2006

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2005 and 2004
(000s omitted)

                                                        2005         2004
                                                     ----------   ----------
ASSETS
Debt securities available for sale at fair value     $2,806,985   $2,856,986
Equity securities available for sale at fair value      160,002      199,317
Equity in unconsolidated affiliate                       24,637       20,065
Mortgage loans                                          185,248      211,278
Real estate at cost less accumulated depreciation
   (2005 - $33,452; 2004 - $30,697)                      36,027       39,559
Policy loans                                             92,563       94,574
Short-term investments                                  153,794      190,557
Other invested assets                                    52,228       42,085
Cash and cash equivalents                                17,440       14,325
                                                     ----------   ----------
Total cash and investments                            3,528,924    3,668,746

Accrued investment income                                35,084       34,261
Reinsurance recoverables                                762,122      751,131
Deferred policy acquisition costs                       269,927      256,771
Office properties, equipment and computer
   software at cost less accumulated depreciation
   (2005 - $42,798; 2004 - $40,113)                      10,509       11,346
Other assets and receivables                             26,402       20,912
Separate account assets                               4,273,164    4,001,641
                                                     ----------   ----------
Total assets                                         $8,906,132   $8,744,808
                                                     ==========   ==========

LIABILITIES AND POLICYHOLDERS' SURPLUS
Policyholder account balances                        $2,896,610   $3,085,608
Insurance reserves - life and health                    919,686      822,430
Unearned premiums                                        31,671       30,077
Dividends payable to policyholders                       12,755       12,159
Income taxes payable                                     11,746       11,062
Deferred income tax liability                            16,110       36,570
Accrued postretirement benefit liability                 29,535       29,199
Accrued pension liability                                11,336        4,820
Notes payable                                               866        5,921
Accounts payable and other liabilities                  235,367      242,049
Separate account liabilities                          4,273,164    4,001,641
                                                     ----------   ----------
Total liabilities                                     8,438,846    8,281,536
                                                     ----------   ----------
Accumulated other comprehensive income                   24,580       58,997
Retained earnings                                       442,706      404,275
                                                     ----------   ----------
Total policyholders' surplus                            467,286      463,272
                                                     ----------   ----------
Total liabilities and policyholders' surplus         $8,906,132   $8,744,808
                                                     ==========   ==========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2005, 2004 and 2003
(000s omitted)

                                                         2005       2004       2003
                                                       --------   --------   --------
Revenues:
   Life and health premiums                            $231,541   $183,618   $159,857
   Net investment income                                163,619    157,434    156,816
   Net realized investment gains                         13,237     18,266     15,577
   Contract charges                                      77,478     76,099     71,791
   Other income                                          12,394     11,588      9,728
                                                       --------   --------   --------
Total revenues                                          498,269    447,005    413,769
                                                       --------   --------   --------
Benefits and expenses:
   Life and health insurance claims and benefits        199,773    152,181    139,578
   Interest credited to policyholder account
      balances                                           89,539     93,044     84,621
   Policyholder dividends                                24,999     25,369     28,009
   Operating and other expenses                         142,388    125,262    131,458
                                                       --------   --------   --------
Total benefits and expenses                             456,699    395,856    383,666
                                                       --------   --------   --------
Income before income taxes and equity in income of
   unconsolidated affiliate                              41,570     51,149     30,103
Income tax expense                                        6,281     13,973      9,446
                                                       --------   --------   --------
Income before equity in income of unconsolidated
   affiliate                                             35,289     37,176     20,657
Equity in income of unconsolidated affiliate, net of
   tax (2005 - $1,692; 2004 - $1,722; 2003 - $959)        3,142      3,198      1,781
                                                       --------   --------   --------
Net income                                             $ 38,431   $ 40,374   $ 22,438
                                                       ========   ========   ========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2005, 2004 and 2003
(000s omitted)

                                                        2005       2004       2003
                                                      --------   --------   --------
Net income                                            $ 38,431   $ 40,374   $ 22,438
Other comprehensive income (loss), net of tax:
   Unrealized net gains (losses) on investment
      securities:
      Unrealized net holding gains (losses) arising
         during period                                 (41,165)    15,726     28,840
      Applicable income tax on above                    14,408     (5,504)   (10,094)
      Reclassification adjustment for net gains
         included in net income                         (9,320)   (15,836)   (10,909)
      Applicable income tax on above                     3,262      5,543      3,818
                                                      --------   --------   --------
      Net unrealized gains (losses)                    (32,815)       (71)    11,655
                                                      --------   --------   --------
      Minimum pension liability                         (2,465)        --         --
      Applicable income tax on above                       863         --         --
                                                      --------   --------   --------
      Minimum pension liability                         (1,602)        --         --
                                                      --------   --------   --------
Other comprehensive income (loss) subtotal             (34,417)       (71)    11,655
                                                      --------   --------   --------
Comprehensive income                                  $  4,014   $ 40,303   $ 34,093
                                                      ========   ========   ========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Policyholders' Surplus
Years Ended December 31, 2005, 2004 and 2003
(000s omitted)

                                                       2005       2004       2003
                                                     --------   --------   --------
Retained earnings:
   Balance at beginning of year                      $404,275   $363,901   $341,463
   Net income                                          38,431     40,374     22,438
                                                     --------   --------   --------
   Balance at end of year                             442,706    404,275    363,901
                                                     --------   --------   --------
Accumulated other comprehensive income:
   Unrealized investment gains:
      Balance at beginning of year                     58,997     59,068     47,413
      Unrealized gain (loss) on investment
         securities, net of tax (2005 - $(17,670);
         2004 - $(39); 2003 - $6,276)                 (32,815)       (71)    11,655
                                                     --------   --------   --------
      Balance at end of year                           26,182     58,997     59,068
                                                     --------   --------   --------
   Minimum pension liability:
      Balance at beginning of year                         --         --         --
      Change in minimum pension liability, net of
         tax (2005 - $863)                             (1,602)        --         --
                                                     --------   --------   --------
      Balance at end of year                           (1,602)
                                                     --------   --------   --------
Accumulated other comprehensive income                 24,580     58,997     59,068
                                                     --------   --------   --------
Total policyholders' surplus                         $467,286   $463,272   $422,969
                                                     ========   ========   ========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2005, 2004 and 2003
(000s omitted)

                                                       2005       2004       2003
                                                     --------   --------   --------
Cash flows from operating activities:
   Net income                                        $ 38,431   $ 40,374   $ 22,438
      Adjustments to reconcile net income to net
         cash provided by operating activities:
         Amortization of deferred policy
            acquisition costs                          44,456     33,396     32,505
         Policy acquisition costs deferred            (50,348)   (53,717)   (48,058)
         Depreciation of office properties,
            equipment and computer software             2,784      5,880      6,326
         Deferred income taxes                         (3,434)     7,430     (4,742)
         Net realized investment (gains)              (13,237)   (18,266)   (15,577)
         Policyholder assessments on investment-
            type contracts                            (22,520)   (22,435)   (22,260)
         Interest credited to policyholder account
            balances                                   89,539     93,044     84,621
         Amortization of bond premium and discount      8,380     10,720      8,823
         Other investment income                        3,148     (2,712)     3,066
         Equity in income of unconsolidated
            affiliate                                  (3,142)    (3,198)    (1,781)
      Changes in other assets and liabilities:
         Accrued investment income                       (823)     2,498     (5,885)
         Other assets and receivables                  (8,885)    (7,077)       164
         Insurance reserves                            97,256     57,602     94,734
         Unearned premiums                             (1,190)    (1,258)      (815)
         Accrued income taxes                             684      8,927      3,577
         Other liabilities                             17,429       (983)   (29,373)
                                                     --------   --------   --------
Net cash provided by operating activities            $198,528   $150,225   $127,763
                                                     --------   --------   --------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2005, 2004 and 2003
(000s omitted)

                                                         2005          2004          2003
                                                     -----------   -----------   -----------
Cash flows from investing activities:
   Purchase of investments:
      Debt securities                                $(1,635,439)  $(1,331,845)  $(1,792,068)
      Equity securities                                  (27,121)      (74,966)      (36,136)
      Mortgage loans                                      (8,603)       (3,499)           --
      Real estate                                            777        (1,410)       (1,176)
      Short-term investments                             (15,291)      (67,827)      (13,502)
      Other invested assets                              (74,472)      (48,125)      (57,541)
   Proceeds on sale or maturity of investments:
      Debt securities                                  1,596,298     1,139,746     1,351,244
      Equity securities                                   74,731        18,670        11,940
      Mortgage loans                                      34,556        34,250        35,042
      Real estate                                             --           367            --
      Short-term investments                              14,562        70,288         7,673
      Other invested assets                              113,193        35,875        34,740
   Purchases of office properties, equipment and
      computer software                                   (1,947)         (416)         (541)
   Change in policy loans                                  2,011         2,695         2,753
                                                     -----------   -----------   -----------
Net cash provided by (used in) investing
   activities                                             73,255      (226,197)     (457,572)
                                                     -----------   -----------   -----------
Cash flows from financing activities:
   Deposits to policyholder account balances             203,445       418,562       765,847
   Withdrawals from policyholder account balances       (467,058)     (391,270)     (440,014)
   Change in notes payable                                (5,055)      (10,056)       14,751
                                                     -----------   -----------   -----------
Net cash (used in) provided by financing
   activities                                           (268,668)       17,236       340,584
                                                     -----------   -----------   -----------
Change in cash and cash equivalents                        3,115       (58,736)       10,775
Cash and cash equivalents at beginning of year            14,325        73,061        62,286
                                                     -----------   -----------   -----------
Cash and cash equivalents at end of year             $    17,440   $    14,325   $    73,061
                                                     ===========   ===========   ===========
Supplemental disclosures of cash information:
   Cash paid during the year for income taxes, net
      of refunds                                     $     9,031   $    (2,383)  $    10,612
                                                     ===========   ===========   ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(1)  NATURE OF BUSINESS

     CUNA Mutual Life Insurance Company ("CMLIC" or the "Company"), a mutual life insurance company domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor and 100% of CMIA of Wisconsin, Inc., an insurance agency and holding company. CMIA of Wisconsin, Inc. owns 100% of League Insurance Agency.

     The Company is authorized to sell insurance in the District of Columbia and all states except New York. No single jurisdiction has a significant concentration of business.

(2)  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CMLIC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Certain amounts applicable to prior years have been reclassified to conform to the current year presentation.

     USE OF ESTIMATES

     The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs and insurance reserves are most affected by the use of estimates and assumptions.

     INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

     Investments in debt securities, including bonds and redeemable preferred stocks, are classified as available for sale and are carried at fair value. For mortgage-backed and other structured securities, income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from industry survey values or internal estimates.

     Investments in equity securities, including common stocks and nonredeemable preferred stocks, are classified as available for sale and are reported at fair value.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Unrealized gains and losses on investments in debt and equity securities, net of deferred federal income taxes, are included in accumulated other comprehensive income as a separate component of policyholders' surplus unless designated as a hedged item. The Company uses foreign currency futures to hedge the fair value risk in some of its debt securities denominated in foreign currencies. Unrealized gains and losses on these debt securities are reclassified from accumulated other comprehensive income to realized investment gains and losses in accordance with the provisions of hedge accounting rules.

     Debt and equity securities are considered impaired, and their cost basis is written down to fair value and a realized investment loss recorded, when management expects a decline in value to persist (i.e., the decline is other than temporary). In determining whether an unrealized loss is expected to be temporary, the Company considers severity of impairment, duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the fair value has recovered.

     Mortgage loans held for investment are carried at their aggregate unpaid principal balance, net of valuation allowances. Valuation allowances are provided when a mortgage loan becomes impaired. Impairment is determined when it becomes probable the Company will be unable to collect the total contractual amounts due. Impairments are recorded as realized investment losses and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Mortgage loan valuation allowances are insignificant.

     Investments in real estate are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment losses. There were no impairments in 2005 or 2004.

     Policy loans are reported at their unpaid principal balance.

     Short-term investments, including the reinvestment of cash collateral received for securities lending transactions, are reported at amortized cost, which approximates fair value.

     Other invested assets include investments in limited partnerships and derivatives carried at fair value, as well as receivables resulting from investment transactions.

     Interest income is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income reflects amortization of premiums and accrual of discounts on an effective-yield basis, based upon expected cash flows. Other sources of investment income include real estate operations and derivative activity. Realized gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative instruments, such as interest rate swaps and caps, total return swaps, foreign currency futures, bond and stock index futures, and purchased and written options to help maximize risk adjusted investment returns; reduce interest rate risks of long term assets; control exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Derivatives are stated in the consolidated balance sheets at estimated fair value. Changes in fair value are reported in net income, as are gains and losses at termination.

     CMLIC uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

     EQUITY IN UNCONSOLIDATED AFFILIATE

     Equity in unconsolidated affiliate represents CMLIC's 50% ownership of the common stock of MEMBERS Capital Advisors, Inc., and is accounted for using the equity method.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include deposits in financial institutions, U.S. Treasury bills, money market instruments, and commercial paper with original maturities under 90 days, which are not otherwise restricted.

     OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

     Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years, while for office properties it is generally twenty years.

     DEFERRED ACQUISITION COSTS

     The costs of acquiring business that vary with, and are primarily related to, the production of new and renewal business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and similar selling expenses, premium taxes, sales costs, and certain policy issuance and underwriting costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. Deferred acquisition costs on participating insurance contracts are amortized over the life of the book of participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized. For other term life and whole life insurance products, deferred acquisition costs are amortized in relation to expected premiums. For universal life-type, investment and participating insurance contracts, the deferred policy acquisition cost asset

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     is adjusted for the impact on estimated gross profits or gross margins of net unrealized gains and losses on investment securities. The Company includes anticipated investment income in its periodic evaluation of whether deferred policy acquisition costs can be recovered from future profits. If such costs are deemed to be not recoverable, the adjustment is recorded in the current period results of operations.

     SEPARATE ACCOUNTS

     The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the separate accounts. Separate account assets are carried at fair value. Separate account liabilities primarily represent the contractholders' claims to the related assets.

     Separate account contract fee income consists of charges for maintenance, administration, cost of insurance and surrender of the contract prior to the contractually specified dates and are reflected in contract charges. Investment income and realized and unrealized investment gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of operations. Deposits to the separate accounts are not included in consolidated cash flows. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

     Substantially all of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or specified contract anniversary date, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives.

     POLICYHOLDER ACCOUNT BALANCES

     The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 2.45% to 6.44% in 2005 and 2.45% to 6.47% in 2004. Future
     minimum guaranteed interest rates during the life of the contracts vary from 1.5% to 4.5%.

     INSURANCE RESERVES

     For traditional participating products, future policy benefit reserves are computed using the net level premium method. Mortality and interest rates used are those guaranteed in calculating the cash surrender values. Mortality rates are based on statutory valuation tables and interest rates vary from 2.5% to 5.5%. No provision is made for adverse deviation.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     For other term life and whole life products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, and expenses. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 8.0% to 5.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption when deemed necessary.

     For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.0% to 9.5%.

     The Company offers various death benefit guarantees to variable annuity contractholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. Liabilities for variable contract death benefit guarantees are included in policyholder account balances.

     The liability for death benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for those guarantees requires the projection of future separate account fund performance, mortality; persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance.

     REVENUE, BENEFIT, AND EXPENSE RECOGNITION

     Term life and whole life insurance premiums are recognized as premium income when due. Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). Related policy benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

     Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income as well as policy fees assessed against the policyholder account balance such as administration and surrender charges, which are recorded as contract charges in the accompanying consolidated financial statements. Expenses consist of interest credited to contracts, benefits incurred in the period in excess of related policyholder account balances and policy maintenance costs.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated financial statements, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance, and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in the period in excess of related policyholder account balances.

     Profits from investment contract and universal life-type policies are recognized in relation to the expected gross profit stream of the product (fees, charges, and investment income reduced by related expenses).

     INCOME TAXES

     The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted.

     The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax liabilities. The Company accounts for such contingent liabilities in accordance with Statement of Financial Accounting Standards No. 5, Accounting for Contingencies. Management believes it has appropriately provided for taxes for all years. Significant management judgment and varying factors are required to determine the provision for tax contingencies. Examples of factors include: (i) the expiration of various statutes of limitations,
     (ii) changes in tax laws and regulations, (iii) issuance of tax rulings, and (iv) settlements with tax authorities. Changes in any one of these factors may result in adjustments to established reserves. Once established, reserves are adjusted when there is more information available or when an event occurs necessitating a change to the reserves.

     BENEFIT PLANS

     The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement benefits are generally funded on a pay-as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if certain requirements are met.

     REINSURANCE

     Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the underlying direct policies ceded and the terms of the reinsurance contracts.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Premiums and benefits ceded to other companies have been reported net in the consolidated statements of operations. Reinsurance recoverables are recorded for the portion of benefits paid that are reinsured and for insurance reserves reinsured and a prepaid reinsurance asset is recorded for unearned premiums that relate to policies that have been reinsured.

     FOREIGN EXCHANGE

     The Company's financial statements are impacted by changes in foreign currency exchange rates on investment holdings denominated in foreign currency. The foreign exchange impact of investment holdings classified as available for sale are included with unrealized investment gains in accumulated other comprehensive income as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in the Company's consolidated statements of operations.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

     Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows.

     Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

     The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

     Cash and Cash Equivalents, Short-term Investments, and Accrued Investment
     Income: the carrying amounts for these instruments approximate their fair values due to their short term nature.

     Policy Loans: policy loans are considered an integral part of the underlying insurance policies. Because policy loans are often repaid by reducing policy benefits and due to their variable maturity dates, it is not practicable to estimate their fair value.

     Investment Securities: fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield,

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices.

     Mortgage Loans: the fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

     Derivative Financial Instruments: the fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment, or upon broker quotes. Fair values for derivatives traded on an exchange are based on quoted market prices.

     Investment-Type Contracts: the fair value of the Company's liabilities under investment-type insurance contracts such as annuities and other policyholder deposit contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments.

     Notes Payable: Notes payable are discounted using cash flow techniques as described for mortgage loans, or, in the case of short-term notes with a variable interest rate, the carrying amount is a reasonable estimate of fair value.

     EMERGING ACCOUNTING MATTERS

     In 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 46R, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51" ("FIN 46R"), effective in 2005 for non-public entities. FIN 46R provides guidance to identify variable interest entities ("VIEs") and requires consolidation by their primary beneficiary. A VIE is defined as an entity in which either 1) the equity investors, if any, do not have a controlling financial interest, or 2) the equity investment at risk is insufficient to finance that entity's activities without receiving additional subordinated financial support from other parties. An enterprise whose investment in a VIE absorbs the majority of the VIE's expected losses or receives a majority of its expected residual returns is considered a primary beneficiary, although not all VIEs will have a primary beneficiary. Implementation did not have a material impact on the Company's consolidated balance sheet.

     The American Institute of Certified Public Accountants has adopted Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts effective in 2007. The new guidance defines an exchange or modification of an existing insurance contract to be either substantially changed or substantially unchanged. If it is substantially unchanged, it should be considered a continuation of the existing contract. If it is substantially changed, the existing balances for unamortized deferred acquisition costs, unearned revenue liabilities and deferred sales inducement assets should be eliminated and costs associated with the replacement contract should be considered for deferral in accordance with existing guidance. The Company is

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     currently evaluating the new statement and is unable to determine the impact on its consolidated balance sheet or statement of operations at this time.

     The FASB issued FASB Staff Position FAS115-1/124-1: The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments in November 2005. This provides guidance on determining: (1) whether an investment is impaired, including securities held at either fair value or cost basis; (2) whether the impairment is other than temporary; and (3) how to record impairment losses and account for the impaired securities in subsequent financial statements. The new guidance also clarifies that security owners should recognize a loss in the period they decide to sell an impaired security if it is not expected to fully recover prior to the expected sale date. Adoption of this staff position did not have a material impact on the Company's consolidated balance sheet or statement of operations.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(3)  INVESTMENTS

     DEBT SECURITIES

     The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2005 and 2004 are as follows:

                                                   Gross Unrealized
                                      Amortized   ------------------    Estimated
     December 31, 2005                  Cost       Gains     Losses    Fair Value
     -----------------               ----------   -------   --------   ----------
     U.S. government and agencies    $  135,777   $   231   $ (1,333)  $  134,675
     States and political
        subdivisions                      5,381         9        (22)       5,368
     Foreign government securities      268,281    17,067       (720)     284,628
     Domestic corporate securities    1,164,631    14,052     (8,885)   1,169,798
     Mortgage-backed and other
        structured securities         1,139,837     7,868     (9,685)   1,138,020
     Foreign corporate securities        74,433       835       (772)      74,496
                                     ----------   -------   --------   ----------
     Total debt securities           $2,788,340   $40,062   $(21,417)  $2,806,985
                                     ==========   =======   ========   ==========

                                                   Gross Unrealized
                                      Amortized   -----------------    Estimated
     December 31, 2004                  Cost       Gains     Losses   Fair Value
     -----------------               ----------   -------   -------   ----------
     U.S. government and agencies    $  134,878   $ 1,260   $  (383)  $  135,755
     States and political
        subdivisions                     11,263        21      (122)      11,162
     Foreign government securities      293,166    20,308    (2,349)     311,125
     Domestic corporate securities    1,189,663    34,673    (2,917)   1,221,419
     Mortgage-backed and other
        structured securities         1,092,940    17,273    (3,418)   1,106,795
     Foreign corporate securities        68,820     2,237      (327)      70,730
                                     ----------   -------   -------   ----------
     Total debt securities           $2,790,730   $75,772   $(9,516)  $2,856,986
                                     ==========   =======   =======   ==========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The amortized cost and estimated fair values of investments in debt securities at December 31, 2005, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

                                                        Amortized    Estimated
                                                          Cost      Fair Value
                                                       ----------   ----------
     Due in one year or less                           $  131,606   $  131,155
     Due after one year through five years                686,969      693,104
     Due after five years through ten years               684,576      692,770
     Due after ten years                                  145,352      151,936
     Mortgage-backed and other structured securities    1,139,837    1,138,020
                                                       ----------   ----------
     Total debt securities                             $2,788,340   $2,806,985
                                                       ==========   ==========

     EQUITY SECURITIES

     The cost, gross unrealized gains and losses, and estimated fair value of investments in equity securities at December 31 are as follows:

                          Gross        Gross
                       Unrealized   Unrealized    Estimated
              Cost        Gains       Losses     Fair Value
            --------   ----------   ----------   ----------
     2005   $135,031     $25,701       $(730)     $160,002
     2004    167,221      32,812        (716)      199,317

     MORTGAGE LOANS

     The Company's mortgage portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2005 the commercial mortgage portfolio had an average remaining life of 4.3 years, with all principal in the total mortgage portfolio due prior to 2020. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 15% of the aggregate mortgage loan portfolio balance (at December 31, 2005, the company held 18.8% in California, which is the highest concentration in one state), and loans of no more than 2% of the aggregate mortgage loan portfolio balance are made to any one borrower.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     NET INVESTMENT INCOME

     Sources of net investment income for the years ended December 31 are summarized as follows:

                                             2005       2004       2003
                                           --------   --------   --------
     Gross investment income:
        Debt securities                    $133,157   $126,975   $126,633
        Equity securities                     5,425      3,753      1,662
        Mortgage loans                       16,988     20,467     22,881
        Real estate                           9,854      9,888      9,195
        Policy loans                          6,224      6,433      6,658
        Derivative financial instruments       (116)    (1,667)    (1,844)
        Short-term investments and other      2,175      1,295      1,668
                                           --------   --------   --------
                                            173,707    167,144    166,853
     Investment expenses                    (10,088)    (9,710)   (10,037)
                                           --------   --------   --------
     Net investment income                 $163,619   $157,434   $156,816
                                           ========   ========   ========

     NET REALIZED INVESTMENT GAINS (LOSSES)

     Sources of realized gains (losses) for the years ended December 31 are summarized as follows:

                                          2005       2004      2003
                                        --------   -------   -------
     Debt securities:
        Gross gains from sales          $ 14,545   $20,039   $30,920
        Gross losses from sales          (19,438)   (7,945)   (9,960)
        Other                                 94     5,797       (38)
        Impairment losses                 (1,277)   (3,378)   (8,928)
     Equity securities:
        Gross gains from sales            17,434     3,447     4,534
        Gross losses from sales             (985)     (755)     (384)
        Impairment losses                 (1,029)     (645)   (2,956)
     Mortgage loans                          (77)       --     1,099
     Real estate                              --        19        --
     Derivative financial instruments      3,970       352     1,094
     Other                                    --     1,335       196
                                        --------   -------   -------
     Net realized investment gains      $ 13,237   $18,266   $15,577
                                        ========   =======   =======

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     Proceeds from the sale of debt securities were $1,050,070, $658,214 and $940,941, and in 2005, 2004 and 2003, respectively. Proceeds from the sale of equity securities were $74,410, $17,959, and $11,906 in 2005, 2004 and
     2003, respectively.

     NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses) included in accumulated other comprehensive income (loss) at December 31 were as follows:

                                                      2005       2004       2003
                                                    --------   --------   --------
     Debt securities                                $ 18,644   $ 66,256   $ 82,472
     Equity securities                                24,971     32,096     16,245
     Short-term investments                               --        (34)        --
     Deferred policy acquisition cost adjustments     (4,956)   (12,220)   (14,240)
     Other                                             1,690      4,644      6,365
     Deferred income taxes                           (14,167)   (31,745)   (31,774)
                                                    --------   --------   --------
     Net unrealized investment gains                $ 26,182   $ 58,997   $ 59,068
                                                    ========   ========   ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The amortized cost and associated unrealized investment losses for investments in debt and equity securities for which the fair value had temporarily declined and remained below cost as of December 31, 2005 were as follows:

                                             Unrealized Loss    Unrealized Loss        Total
                                               Period Under      Period Twelve     December 31,
                                              Twelve Months    Months or Greater       2005
                                             ---------------   -----------------   ------------
Amortized cost of debt securities with
   unrealized investment losses:
   U.S. government and agencies                 $   59,549          $ 50,800        $  110,349
   States and political subdivisions                 5,114            10,028            15,142
   Foreign government securities                    11,250                --            11,250
   Domestic corporate securities                   502,115            39,327           541,442
   Mortgage-backed and other
      structured securities                        490,673           115,828           606,501
   Foreign corporate securities                     47,980             1,565            49,545
                                                ----------          --------        ----------
   Total amortized cost of debt securities
      with unrealized investment losses         $1,116,681          $217,548        $1,334,229
                                                ==========          ========        ==========
Unrealized investment losses on
   debt securities:
   U.S. government and agencies                 $      422          $    911        $    1,333
   States and political subdivisions                    35                77               112
   Foreign government securities                       348                --               348
   Domestic corporate securities                     8,209               958             9,167
   Mortgage-backed and other
      structured securities                          6,630             3,055             9,685
   Foreign corporate securities                        725                47               772
                                                ----------          --------        ----------
   Total unrealized investment losses
      on debt securities                        $   16,369          $  5,048        $   21,417
                                                ==========          ========        ==========
Cost of equity securities with unrealized
   investment losses                            $   23,669          $  5,212        $   28,881
Unrealized investment losses on
   equity securities                                   532               198               730
                                                ==========          ========        ==========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The amortized cost and associated unrealized investment losses for investments in debt and equity securities for which the fair value had temporarily declined and remained below cost as of December 31, 2004 were as follows:

                                             Unrealized Loss    Unrealized Loss        Total
                                               Period Under      Period Twelve     December 31,
                                              Twelve Months    Months or Greater       2004
                                             ---------------   -----------------   ------------
Amortized cost of debt securities with
   unrealized investment losses:
   U.S. government and agencies                  $ 67,699           $    --          $ 67,699
   States and political subdivisions               10,998                --            10,998
   Foreign government securities                   38,213            19,040            57,253
   Domestic corporate securities                  317,512            21,592           339,104
   Mortgage-backed and other
      structured securities                       373,839            44,245           418,084
   Foreign corporate securities                    14,418             2,142            16,560
                                                 --------           -------          --------
   Total amortized cost of debt securities
      with unrealized investment losses          $822,679           $87,019          $909,698
                                                 ========           =======          ========
Unrealized investment losses on
   debt securities:
   U.S. government and agencies                  $    383           $    --          $    383
   States and political subdivisions                  122                --               122
   Foreign government securities                      925             1,424             2,349
   Domestic corporate securities                    2,580               337             2,917
   Mortgage-backed and other
      structured securities                         2,624               794             3,418
   Foreign corporate securities                       122               205               327
                                                 --------           -------          --------
   Total unrealized investment losses
      on debt securities                         $  6,756           $ 2,760          $  9,516
                                                 ========           =======          ========
Cost of equity securities with unrealized
   investment losses                             $ 15,304           $    --          $ 15,304
Unrealized investment losses on
   equity securities                                  716                --               716
                                                 ========           =======          ========

     At December 31, 2005, the Company owned 363 debt securities with a fair value of $1,312,812 in an unrealized investment loss position. Of these, 60, with a fair value of $212,500 have been in an unrealized loss position for twelve or more months. The $5,048 unrealized loss for debt securities with a loss period twelve months or greater represents a 2.3 percent price impairment.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The price impairment on the remaining 303 debt securities is less than 1.5 percent. Out of the $1,312,812 representing the fair value of debt securities in an unrealized loss position, $1,078,796 relates to investment grade securities. The unrealized losses can be attributed primarily to interest rate and credit quality spread changes since the securities were first acquired and the Company believes they are temporary. In determining whether these unrealized losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the market price has recovered.

     At December 31, 2005, the Company had 77 stocks with a fair value of $28,151 in an unrealized loss position. Of these, 2 have been in an unrealized position for more than twelve months. The Company believes that the unrealized losses related to the stocks are temporary. In general, in determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

     SECURITIES LENDING AGREEMENTS

     The Company is party to securities lending agreements. Unrelated parties borrow debt securities from the Company and must deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily. The Company remains the beneficial owner and the loaned securities are included with debt securities. At December 31, 2005 and 2004, the fair value of securities loaned by the Company totaled $140,813 and $177,499, respectively.

     The amount of collateral received is invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The fair value of collateral held was $143,961 and $181,322 at December 31, 2005 and 2004, respectively.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to control exposure to various credit, currency, and market risks; and to manage exposure to various equity and fixed income market sectors.

     Futures Contracts: futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered, a margin account is established with the broker based on the requirements of the futures exchange. During 2003, the Company utilized equity index futures to help achieve strategic asset allocation targets. All such contracts were closed out prior to December 31, 2003 and no equity index futures were utilized in 2005 or 2004.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to securities investments denominated in foreign currencies. Foreign currency futures designated to the foreign currency risk of Japanese yen, British pound and Euro denominated long-term bonds are classified as foreign currency fair value hedges. The Company measures the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is therefore excluded from the assessment of hedge effectiveness. Based on this measurement of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were highly effective. Foreign currency futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting.

     Interest Rate Swaps: the Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The Company accrues the net periodic settlement amount of interest rate swap agreements into income.

     Total return swaps: the Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Consistent with its asset allocation strategy, the Company entered into commercial mortgage backed security swaps to gain additional exposure to the investment grade commercial mortgage backed securities market and high yield swaps to gain additional exposure to the high yield bond market. Generally, no cash is exchanged at the outset of a total return swap contract and no principal payments are made by either party. Normally, a single net payment is made by one of the counterparties at each due date. The net periodic payment accrued is recorded in income.

     Credit Default Swaps: the Company gained exposure to certain fixed-income credits by entering into credit default swap contracts in 2003. In return for periodic payments of interest based on LIBOR, the Company agreed to acquire certain fixed income securities in the event of default of that security. There were no credit default swap contracts open at December 31, 2004 or 2005.

     Options: options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

     In 2005, the Company began issuing equity-indexed annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase over-the-counter call options to hedge the growth in interest credited to the customer as a direct result of the increases in the related indices.

     The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and option agreements. The Company monitors the credit standing of the counterparties and anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have little or no counterparty risk.

     The following tables provide a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2005 and 2004:

                                                             Fair Value
                                  Carrying   Notional   --------------------
                                    Value     Amount    Assets   Liabilities
                                  --------   --------   ------   -----------
     December 31, 2005
     Interest rate and total
        return swaps              $   555    $140,000   $  635      $   80
     Financial futures                692     310,777      964         272
     Purchased option contracts     3,165      15,385    3,165          --
     Written option contracts      (2,915)    (15,385)      --       2,915
                                  -------    --------   ------      ------
     Total derivative financial
        instruments               $ 1,497    $450,777   $4,764      $3,267
                                  =======    ========   ======      ======
     December 31, 2004
     Interest rate and total
        return swaps              $  (560)   $175,000   $  132      $  692
     Financial futures             (4,656)    310,442      225       4,881
     Purchased option contracts     2,957      15,860    2,957          --
     Written option contracts      (2,957)    (15,860)      --       2,957
                                  -------    --------   ------      ------
     Total derivative financial
        instruments               $(5,216)   $485,442   $3,314      $8,530
                                  =======    ========   ======      ======

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     EQUITY IN UNCONSOLIDATED AFFILIATE

     CMLIC owns 50% of the common stock of MEMBERS Capital Advisors, Inc. ("MCA"), a registered investment advisor. At December 31, 2005, MCA had assets of $58,348 and liabilities of $9,074; at December 31, 2004, MCA had assets of $46,757 and liabilities of $6,628. MCA had net income of $9,667 in 2005, $9,839 in 2004, and $5,480 in 2003.

     ASSETS DESIGNATED

     Iowa law requires that assets equal to a life insurer's legal reserve must be on deposit with the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2005 and 2004, bonds and notes, mortgage loans and policy loans with a carrying value of $2,967,822 and $2,459,068, respectively, were designated for Iowa and various other regulatory authorities as required by law.

     ASSET RESTRICTIONS

     Certain policyholder account balances are legally part of the Company's separate accounts. However, the assets supporting them are reported in the consolidated balance sheets with the general account assets because the company retains the risk of investment gains and losses. Debt securities with a fair value of $314,318 and $501,004 as of December 31, 2005 and 2004, respectively, are available only to satisfy obligations to these contract holders.

(4)  INCOME TAX

     The Company files a consolidated life-non-life federal income tax return with its wholly-owned subsidiaries. The Company has entered into a tax sharing agreement with its affiliates under Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3). The agreement provides that the allocation of tax expense between the Company and its affiliates is to be based on a ratio of each company's federal income tax, as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit that the consolidated tax group receives from each company.

     Income tax expense attributable to income from operations for the years ended December 31 is as follows:

                                        2005      2004      2003
                                      -------   -------   -------
     Current tax expense              $ 9,715   $ 6,543   $14,188
     Deferred tax expense (benefit)    (3,434)    7,430    (4,742)
                                      -------   -------   -------
     Total income tax expense         $ 6,281   $13,973   $ 9,446
                                      =======   =======   =======

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes To Consolidated Financial Statements
(000s omitted)

     Income tax expense for the years ended December 31 differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes and equity in net income of unconsolidated affiliate due to the items listed in the following reconciliation:

                                                            2005      2004      2003
                                                          -------   -------   -------
     Tax expense computed at federal corporate tax rate   $14,549   $17,902   $10,536
     Meals and entertainment                                   75        71        73
     Adjustment to deferred tax accounts                   (4,668)    1,553        --
     Tax-exempt interest                                      (24)      (64)     (117)
     Dividends-received deduction                          (1,715)   (1,055)     (802)
     Income tax benefit related to prior years             (1,731)     (213)       75
     Other, net                                              (205)   (4,221)     (319)
                                                          -------   -------   -------
     Total income tax expense                             $ 6,281   $13,973   $ 9,446
                                                          =======   =======   =======

     The Company conducted a detailed analysis of its deferred tax assts and liabilities. The analysis resulted in a tax benefit of $4,668 in 2005 and a tax expense of $1,553 in 2004.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes To Consolidated Financial Statements
(000s omitted)

     Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31 are as follows:

                                                2005       2004
                                              --------   --------
     Deferred tax assets:
        Insurance reserves                    $ 50,606   $ 52,290
        Dividends payable to policyholders       2,210      2,448
        Unearned revenue                         9,487     10,306
        Pension and other employee benefits     11,288     12,406
        Real estate investments                  3,981         --
        Investment income                        3,193         --
        Net operating loss                       4,581      2,697
        Other                                    2,059      1,173
                                              --------   --------
     Gross deferred tax assets                  87,405     81,320
                                              --------   --------

     Deferred tax liabilities:
        Deferred policy acquisition costs       76,708     75,691
        Unrealized gains                        14,167     31,745
        Investment income                           --         96
        Deferred revenue                         1,862      1,422
        Fixed assets                               711      1,046
        Real estate investments                     --        262
        Other                                   10,067      7,628
                                              --------   --------
     Gross deferred tax liabilities            103,515    117,890
                                              --------   --------
     Net deferred income tax liability        $(16,110)  $(36,570)
                                              ========   ========

     Management believes that all gross deferred tax assets at December 31, 2005 and 2004 are fully realizable and, consequently, no valuation allowance has been established.

(5)  RELATED-PARTY TRANSACTIONS

     The Company and CUNA Mutual Insurance Society ("CUNA Mutual"), a Wisconsin life and health insurer, entered into an agreement of permanent affiliation (the Agreement) effective in 1990. The terms of the Agreement include provisions for reinsurance of each company's future individual life business; the joint development of business plans and distribution systems for the sale of individual insurance and financial services products within the credit union market; and provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CUNA Mutual and vice-versa. These

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes To Consolidated Financial Statements
(000s omitted)

     expenditures are periodically reimbursed, generally monthly. Details related to reinsurance agreements between the companies are described in note 6.

     The Company and CUNA Mutual are parties to agreements with MEMBERS Capital Advisors, Inc. ("MCA") for investment advisory services. MCA, 50% of which is owned by the Company and 50% owned by CUNA Mutual, manages substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. The Company incurred MCA investment management fees totaling $2,794, $2,199, and $2,350 in 2005, 2004 and 2003, respectively. CUNA Mutual and its subsidiaries incurred MCA investment management fees totaling $2,716, $2,150, and $2,550 for 2005, 2004 and 2003, respectively.

     The Company invests in mutual funds and a private investment fund managed by MCA. The carrying value of these investments was $85,635 and $73,117 at December 31, 2005 and 2004, respectively.

     CUNA Brokerage Services, Inc. ("CBSI"), a subsidiary of CUNA Mutual, is a broker dealer representing the Company in the sale of certain variable annuity, variable universal life and other products which require a broker dealer. Under a cost sharing agreement. CBSI reimburses the Company for various services, office space, equipment and other items incurred on behalf of CBSI. CMLIC received $6,498 in 2005, $5,901 in 2004, and $4,069 in 2003 related to the cost sharing agreement, CBSI also reimburses the Company for commissions CMLIC pays its representatives for CBSI related business. CMLIC received reimbursements for total commissions from CBSI of $47,974 in 2005, $47,565 in 2004, and $40,196 in 2003.

     Balances due from MCA and CUNA Mutual and its affiliates are reported as other assets and receivables and accounts payable and other liabilities in the accompanying consolidated balance sheets. Amounts due from affiliates were $9,093 and $7,566 at December 31, 2005 and 2004, respectively. Amounts due to affiliates were $32,562 and $29,146 at December 31, 2005 and 2004, respectively.

(6)  REINSURANCE

     The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, to diversify its risk and limit its overall financial exposure, and to comply with the affiliation agreement with CUNA Mutual. The Company has the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The effects of reinsurance on premiums and on claims and benefits for the years ended December 31 is as follows:

                                     2005       2004       2003
                                   --------   --------   --------
     Premiums:
        Direct                     $132,659   $ 91,450   $ 77,449
        Assumed from affiliates     120,012    109,910     97,384
        Ceded to affiliates          (7,118)    (6,537)    (6,348)
        Ceded to non-affiliates     (14,012)   (11,205)    (8,628)
                                   --------   --------   --------
     Net premiums                  $231,541   $183,618   $159,857
                                   ========   ========   ========

     Claims and benefits:
        Direct                     $162,324   $117,947   $108,705
        Assumed from affiliates      53,658     48,223     43,018
        Ceded to affiliates          (6,826)    (7,592)    (6,524)
        Ceded to non-affiliates      (9,383)    (6,397)    (5,621)
                                   --------   --------   --------
        Net claims and benefits    $199,773   $152,181   $139,578
                                   ========   ========   ========

     At December 31, 2005 and 2004, reinsurance recoverables on insurance reserves and unearned premiums of $762,122 and $751,131, respectively, were reported as assets of which $734,458 and $729,179 were recoverable from CUNA Mutual and one of its subsidiaries.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(7)  DEFERRED POLICY ACQUISITION COSTS

     A summary of policy acquisition costs deferred and amortized is shown in the following table:

                                                      2005       2004       2003
                                                    --------   --------   --------
     Balance at beginning of year                   $256,771   $234,429   $215,994
     Policy acquisition costs deferred                50,348     53,717     48,058
     Policy acquisition costs amortized              (44,456)   (33,395)   (32,505)
     Effect of net unrealized gains on securities      7,264      2,020      2,882
                                                    --------   --------   --------
     Balance at end of year                         $269,927   $256,771   $234,429
                                                    ========   ========   ========

(8)  BENEFIT PLANS

     The Company has a noncontributory defined benefit pension plan covering substantially all regular full-time employees and agents. Retirement benefits are based on compensation and years of service. Certain employees are also eligible for a non-qualified defined benefit plan. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. Substantially all the benefit plan assets shown in the table below are invested in the Ultra Series Fund, a family of mutual funds which is managed by MCA.

     The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

     The following table summarizes information about the plans at December 31:

                                                                                    Other Postretirement
                                                                Pension Benefits          Benefits
                                                              -------------------   --------------------
                                                                2005       2004       2005       2004
                                                              --------   --------   --------   --------
     Fair value of plan assets at December 31                 $ 70,096   $ 70,928   $     --   $     --
     Benefit obligation at December 31                         (96,027)   (84,049)   (33,980)   (26,205)
                                                              --------   --------   --------   --------
     Funded status at December 31                             $(25,931)  $(13,121)  $(33,980)  $(26,205)
                                                              ========   ========   ========   ========
     Liability recognized in the consolidated balance sheet   $ 11,336   $  4,820   $ 29,535   $ 29,199
                                                              ========   ========   ========   ========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     The accumulated benefit obligations for the pension plan were $81,661 and $71,036 at December 31, 2005 and 2004 respectively.

     The following tables provide information for the plans for the years ended December 31:

                                       2005     2004      2003
                                      ------   ------   -------
     Pension benefits:
        Employer contributions        $   17   $4,256   $12,919
        Benefit payments               4,164    5,491     5,683
        Net periodic benefit cost      3,983    4,414     4,801

     Other postretirement benefits:
        Employer contributions        $1,776   $1,432   $   751
        Benefit payments               1,776    1,432       751
     Net periodic benefit cost         2,112    2,245     2,553

     In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

                                        2005      2004
                                      -------   -------
     Projected benefit obligation     $96,027    $2,811
     Accumulated benefit obligation    81,661     1,689
     Fair value of plan assets         70,096        --

     The actuarial assumptions used to develop the components of pension and other postretirement benefit expense for the years ended December 31 were as follows:

     Discount rate                                      5.6%  6.0%  6.3%
     Expected long-term rate of return on plan assets   8.0%  8.0%  8.0%
     Assumed rate of compensation increase              4.7%  4.7%  4.7%

     The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation are 11.5% reduced over a period of 20 years to 3.5% for 2005 and 12.0% reduced over a period of 20 years to 3.5% for 2004. The discount rate used in determining the accumulated postretirement benefit obligation is 5.6% in 2005 and 6.0% in 2004.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

     CASH FLOWS

     Expected future benefit payments for the years ended December 31 are as follows:

                                                       Other      Other      Other
                                                     Benefits   Benefits   Benefits
                                           Pension    Before    Medicare     After
                                          Benefits    Subsidy    Subsidy    Subsidy
                                          --------   --------   --------   --------
     Estimated future benefit payments:
        2006                               $ 3,019    $ 2,218    $  190     $ 2,028
        2007                                 3,277      2,376       221       2,155
        2008                                 3,622      2,474       251       2,223
        2009                                 3,960      2,607       280       2,327
        2010                                 4,252      2,758       307       2,451
        2011-2015                           26,902     14,975     2,079      12,896

     The expected employer contribution to the pension plan in 2006 is undetermined. For other benefits, the employer contribution will be equivalent to the estimated 2006 benefits.

     PLAN ASSET INFORMATION

     The Company's pension plan allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

                                              Target
                             2005    2004   Allocation
                            -----   -----   ----------
     Asset category:
        Equity securities    64.5%   64.3%     60.0%
        Debt securities      33.0%   35.7%     40.0%
        Cash                  2.5%     --        --
                            -----   -----     -----
     Total                  100.0%  100.0%    100.0%
                            =====   =====     =====

     The company invests its pension plans' assets with the goal of meeting its short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to drift around target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes To Consolidated Financial Statements
(000s omitted)

     The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect recent trends and portfolio manager expectations.

     OTHER POSTEMPLOYMENT BENEFITS

     The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees after employment but before retirement. Such costs are recognized during an employee's service years if he or she meets certain requirements. The liability for other postemployment benefits was $6,238 and $3,317 at December 31, 2005 and 2004, respectively.

     DEFINED CONTRIBUTION PLANS

     The Company has defined contribution thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2005, 2004 and 2003 were $3,084, $2,982 and $2,987, respectively.

(9)  STATUTORY FINANCIAL DATA

     The Company is subject to statutory regulations as to maintenance of policyholders' surplus.

     Risk-Based Capital requirements promulgated by the National Association of Insurance Commissioners require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2005, the Company's adjusted surplus exceeds minimum requirements.

     CMLIC files statutory-basis financial statements with insurance regulatory authorities. The Iowa Department of Commerce, Insurance Division has allowed CMLIC to use an accounting practice which differs in some respects from prescribed statutory accounting practices (permitted practice). This permitted practice relates to the carrying value of fixed maturity securities held in the separate account which support certain funding agreements. The use of this permitted practice increased (decreased) reported statutory surplus by $1,241 and ($678) as of December 31, 2005 and 2004, respectively.

     Statutory basis net income of CMLIC was $31,641, $23,215 and $309 for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory surplus was $299,575, $287,272 and $250,898 at December 31, 2005, 2004 and
     2003, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes To Consolidated Financial Statements
(000s omitted)

(10) COMMITMENTS AND CONTINGENCIES

     The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2005 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies.

     The Company has established a liability of $1,350 in 2005 and $1,200 in 2004 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $1,000 in 2005 and $950 in 2004. Recoveries of assessments from premium taxes are generally made over a five-year period.

     The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

(11) NOTES PAYABLE

     The Company entered into an advances, collateral pledge and security agreement with the Federal Home Loan Bank of Des Moines ("FHLB") and $0 and $5,000 was outstanding as of December 31, 2005 and 2004, respectively. As a condition of the agreement, the Company must purchase FHLB common stock and is allowed to borrow up to a multiple of that stock ownership and post collateral to secure any advances. Based on those terms, an additional $16,833 was available to CMLIC at December 31, 2005. The Company has pledged debt securities with a fair value of $17,674 and $11,624 to collateralize advances made under the agreement as of December 31, 2005 and 2004, respectively. Interest is calculated daily at floating rates ranging from 2.46% to 4.52% and is payable monthly. Borrowings from the FHLB are used for short-term cash flow management and are typically settled within one month.

     The Company has an outstanding liability of $866 and $921 as of December 31, 2005 and 2004, respectively, as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California in 1996. The loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in 2001. Payments totaling approximately $55 annually are due through 2021.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(12) DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying amounts and estimated fair values of the Company's significant financial instruments at December 31 are as follows:

                                                            2005                        2004
                                                 -------------------------   -------------------------
                                                   Carrying     Estimated      Carrying     Estimated
                                                    Amount      Fair Value      Amount      Fair Value
                                                 -----------   -----------   -----------   -----------
Financial instruments recorded as assets:
   Debt securities                               $ 2,806,985   $ 2,806,985   $ 2,856,986   $ 2,856,986
   Equity securities                                 160,002       160,002       199,317       199,317
   Mortgage loans                                    185,248       203,458       211,278       235,807
   Short-term investments                            153,794       153,794       190,557       190,557
   Cash and cash equivalents                          17,440        17,440        14,325        14,325
   Accrued investment income                          35,084        35,084        34,261        34,261
   Derivatives                                         4,764         4,764         3,314         3,314
Financial instruments recorded as liabilities:
   Investment-type contracts                      (2,405,780)   (2,336,978)   (2,590,633)   (2,522,745)
   Notes payable                                        (866)         (560)       (5,921)       (5,581)
   Derivatives                                        (3,267)       (3,267)       (8,530)       (8,530)

                                     PART C

                                OTHER INFORMATION

ITEM 26. EXHIBITS

1.   Board of Directors Resolution.

     a) Resolution of the Board of Directors of CUNA Mutual Life Insurance Company authorizing the establishment of the Registrant. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2.   Custodian Agreements. Not Applicable

3.   Underwriting Contracts.

     a) Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

4.   Contracts.

     a. Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          i. Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          iii. Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          v. Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          vi. Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          vii. Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          viii. Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          xi. Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

     b. Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          i. Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

          ii. 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

     c. State Variation List. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

5.   Applications.

     a) Application. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

6.   Depositor's Certificate of Incorporation and By-Laws.

     a. Articles of Incorporation of the Company. Incorporated herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1997.

     b. Bylaws. Incorporated herein by reference to Form S-6 post-effective amendment no. 22 (File No. 33-19718) filed with the Commission on April 29, 2002.

7.   Reinsurance Contracts.

     a) Form of Facultative YRT Self-Administered Reinsurance Agreement, Effective January 1, 1992, between Century Life of America, Waverly, Iowa and Frankona America Life Reassurance Company, Kansas City Missouri.

     b) Form of Facultative Agreement between Century Life of America, Waverly, Iowa (hereinafter called the Ceding Company) and General American Life Insurance Company, St. Louis, Missouri, Effective September 1, 1991.

     c) Form of Reinsurance Agreement between The Century Life of America of Waverly, Iowa and General Reassurance Corporation, Financial Centre, Stamford, Connecticut, Effective January 22, 1986.

     d) Form of Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Century Life of America of Waverly, Iowa and Transamerica Occidental Life Insurance Company of Los Angeles, California, Effective February 1, 1986.

     e) Form of Reinsurance Agreement Between Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, Effective as of September 1, 1983.

     f) Form of Amendment to the Risk Premium Reinsurance Agreement between the Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, effective September 1, 1983.

8.   Participation Agreements.

     a) Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     b) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

     c) Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     d) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

     e) Participation Agreement between Oppenheimer Variable Account Funds and the Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

     g) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

9.   Administrative Contracts. Not applicable.

10.  Other Material Contracts. Not applicable.

11. Legal Opinion. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

12.  Actuarial Opinion. Not applicable.

13.  Calculations. Not applicable.

14.  Other Opinions. Not applicable.

15. Omitted Financial Statements. No financial statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17.  Redeemability Exemption. Not applicable.

18. Deloitte & Touche LLP Consent. - filed herewith PricewaterhouseCoopers LLP Consent. - filed herewith

19.  Powers of Attorney - filed herewith

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                                 Position/Office
----                                 ---------------
DIRECTORS
Eldon R. Arnold**         Director & Vice Chairman of the Board
James L. Bryan**          Director
Loretta M. Burd**         Director & Chairman of the Board
William B. Eckhardt       Director
Joseph J. Gasper, Jr.**   Director
Bert J. Hash, Jr.         Director
Victoria W. Miller**      Director
C. Alan Peppers**         Director
Jeff Post**               Director
Neil A. Springer**        Director
Farouk D.G. Wang**        Director
Larry T. Wilson**         Director

EXECUTIVE OFFICERS
David P. Marks**          CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Investment Officer

Jeffrey D. Holley**       CUNA Mutual Life Insurance Company*
                          Executive Vice President and Chief Finance Officer

David Lundgren**          CUNA Mutual Life Insurance Company*
                          Executive Vice President, Chief Administrative
                          Officer and Chief Products Officer

Jeff Post**               CUNA Mutual Life Insurance Company*
                          President and Chief Executive Officer


* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

***  Principal place of business is 2000 Heritage Way, Waverly, Iowa 50677.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   SEE ORGANIZATION CHARTS ON FOLLOWING PAGE.

                                   Appendix D

         Persons Controlling, Controlled by or Under Common Control with

   THE INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, SPONSORING INSURANCE COMPANY

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                   Organizational Chart As Of November 1, 2005

*    Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society
Business: Life, Health & Disability Insurance
May 20, 1935*
State of domicile: Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     Business: Holding Company
     October 15, 1972*
     State of domicile: Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

          a.   CUMIS Insurance Society, Inc.
               Business: Corporate Property/Casualty Insurance
               May 23, 1960*
               State of domicile: Wisconsin

          b.   CUNA Brokerage Services, Inc.
               Business: Brokerage
               July 19, 1985*
               State of domicile: Wisconsin

          c.   CUNA Mutual General Agency of Texas, Inc.
               Business: Managing General Agent
               August 14, 1991*
               State of domicile: Texas

               (1)  MEMBERS Financial Services, Inc.

                    Business: Local Recording Agent (LRA) for the selling of property and casualty coverage to Texas CU members Incorporated September 5, 1973 under the name of Members Insurance Agency, Inc., later changed its name to CUNA Mutual Insurance Agency of Texas, Inc., and effective August 7, 2003, changed its name again to MEMBERS Financial Services, Inc.

                    Ownership: For Regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock. State of domicile: Texas

          d.   MEMBERS Life Insurance Company
               Business: Credit Disability/Life/Health
               February 27, 1976*
               State of domicile: Wisconsin
               Formerly CUMIS Life & CUDIS

          e.   International Commons, Inc.
               Business: Special Events
               January 13, 1981*
               State of domicile: Wisconsin

          f.   CUNA Mutual Mortgage Corporation
               Business: Mortgage Servicing
               November 20, 1978* Incorporated
               December 1, 1995 Wholly Owned
               State of domicile: Wisconsin

          g.   CUNA Mutual Insurance Agency, Inc.
               Business: Leasing/Brokerage
               March 1, 1974*
               State of domicile: Wisconsin
               Formerly CMCI Corporation

               CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:

               (1)  CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                    Business: Property & Casualty Agency
                    June 24, 1993*
                    State of domicile: Mississippi

               (2)  CUNA Mutual Insurance Agency of Massachusetts, Inc.
                    Business: Brokerage of Corporate & Personal Lines January 27, 1995*
                    State of domicile: Massachusetts

          h.   Stewart Associates Incorporated
               Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
               March 6, 1998
               State of domicile: Wisconsin

          i.   CMG Mortgage Assurance Company
               Formerly Investors Equity Insurance Company, Inc.
               Business: Private Mortgage Insurance
               50% ownership by CUNA Mutual Investment Corporation
               50% ownership by PMI Mortgage Insurance Company
               Incorporated in California on March 3, 1969
               Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin

          j.   CUNA Mutual Business Services, Inc.
               Business: Financial Services
               Incorporated April 22, 1974
               Wholly owned March 6, 2000
               State of domicile: Wisconsin

          k.   Lending Call Center Services, LLC
               Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
               Incorporated June 24, 2002
               Ownership 92% by CUNA Mutual Investment Corporation Ownership 8% by various state credit union leagues

          l.   MEMBERS Trust Company (MTC)
               Business: MTC will offer an array of estate financial planning services to members through their credit unions.
               Incorporated 2003
               MTC will operate independently from Suncoast and CUNA Mutual with shares of ownership to be sold to credit unions and credit union entities.

          m.   Lenders Protection, LLC
               Business: Limited Liability Company
               Owned 50% CUNA Mutual Insurance Society and 50% Open Lending,
               Inc.
               State of domicile: Delaware

          n.   Union Charter Holding, LLC
               Business: Holds 100% of Union Financial Services, LLC
               Acquired January 7, 2005   Formed November 9, 2004
               Domiciled in Delaware

                    (1)  Union Financial Services, LLC
                         Industrial Loan Company
                         Domiciled in Utah

2.   C.U.I.B.S. Pty. Ltd.
     Business: Brokerage
     February 18, 1981*
     Country of domicile: Australia

3.   CUNA Caribbean Insurance Society Limited
     Business: Life and Health
     July 4, 1985*
     Country of domicile: Trinidad and Tobago

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

          a.   CUNA Caribbean Insurance Services Limited
               Business: Consultants, Advisors and Managers for Insurance & Pension Plans Incorporated November 26, 1991
               Country of domicile: Trinidad and Tobago

4.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Business: Holding Company
     September 17, 1999*
     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

          a.   CUNA Mutual Life Australia, Ltd.
               Business: Life Insurance
               October 15, 1999
               Country of domicile: Australia

5.   CUNA Mutual Group, Limited
     Business: Brokerage
     May 27, 1998
     Country of domicile: U.K.

6.   CUNA Mutual Group Services (Ireland) Limited
     Business: Insurance Services (currently seeking authorization to provide Sales & Marketing Services)
     June 6, 2003
     Country of domicile: Ireland

7.   CUNA Mutual Life Assurance (Europe), Limited
     Business: All kinds of life assurance business
     Incorporated July 23, 2004 Authorized August 1, 2005
     Country of domicile: Ireland

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   C.U. Insurance Services, Inc./Oregon
     50% ownership by CUNA Mutual Insurance Agency, Inc.
     50% ownership by Oregon Credit Union League
     December 27, 1989

2.   The CUMIS Group Limited
     77.4% ownership by CUNA Mutual Insurance Society
     December 31, 1991

     The CUMIS Group Limited is the 100% owner of the following companies:

          a.   CUMIS Life Insurance Company
               Business: Creditor Group, Individual Life and Disability
               Insurance
               January 1, 1977
               Country of domicile: Canada

          b.   CUMIS General Insurance Company
               Business: Property & Casualty Insurance
               July 1, 1980
               Country of domicile: Canada

          c.   MemberCARE Financial Services Limited
               Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program
               August 1, 1993
               Country of domicile: Canada

          d.   MemberCARE Financial Services Partnership
               Originally formed on January 1, 1994 as a partnership between Co-operators
               Life Insurance Company and CUMIS Life Insurance Company. January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%.
               Country of domicile: Canada

          e.   Canadian Northern Shield Insurance Company
               Business: Property & Casualty Insurance
               February 1, 1985
               Country of domicile: British Columbia, Canada

          f.   CUMIS Services Limited
               Business: Acquisitions and Insurance Agency Management Services June 1, 2000
               Country of domicile: Canada

          g.   WESTCU Insurance Services Limited
               Business: Insurance Agency Management
               June 21, 2000
               Country of domicile: Westminster, Canada

          The CUMIS Group Limited is the 50% owner of the following companies:

     a.   Credential Financial, Inc.
          Business: Holding Company with ownership in a number of insurance and securities distribution companies Acquired January 2004
          Country of domicile: Canada

3.   MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     January 1, 1992

4.   CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
     Company)
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Mortgage Insurance Company April 14, 1994

5.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     50% ownership by PMI Insurance Company
     July 26, 1999

6.   Credit Union Service Corporation
     Atlanta, Georgia
     Owned by Credit Union National Association, Inc. and 18 state league organizations March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

7. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited
     October 15, 1999

     CUNA Mutual Australia Limited is the 100% owner of the following companies:

          a.   CUNA Mutual Insurance Brokers Pty Limited
               Business: Brokerage
               Incorporated as NCUIS Brokers February 6, 1986
               Renamed on September 3, 2002
               Country of Domicile:  Australia

          b.   CUNA Mutual Technology Services Australia Pty Limited
               Business: Technology Services
               Incorporated as Direct Insurance Network International on August 31, 2000
               Renamed on September 3, 2002
               Country of Domicile: Australia

               The following company is owned 100% by CUNA Mutual Technology Services Australia Pty Limited:

                    (1)  CUNA Mutual Insurance Brokers Pty Limited
                         Business: Brokerage
                         Incorporated as NCUIS Brokers February 6, 1986 Renamed on September 3, 2002
                         Country of Domicile: Australia

8.   CUNA Strategic Services, Inc.
     CUNA Mutual Insurance Society owns 200.71 shares
     December 31, 1999

9.   China Credit Co-operative Services, Limited
     Business: Hong Kong Holding Company; provide technology and business consulting in support of the PRC operations of CUNA Mutual Group. Incorporated November 21, 2003
     Effective March 2, 2004, owned 70% by CUNA Mutual Insurance Society and 30% by IFC
     Country of domicile: China

     The following company is a wholly-owned subsidiary of China Credit Co-operative Services, Limited:

          a.   CCC Services, Limited
               Incorporated December 3, 2003
               Country of domicile: China

          b. CUNA Mutual Consulting Services (Guangdong) Company Limited (CMCSC Ltd.)
               Business: To give us a corporate presence in the PRC, and to facilitate transactions and payments among our Hong Kong companies, and our RCCU partners.
               Incorporated July 1, 2004
               Country of domicile: China

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     Credit Unions in Washington - Limited Partners
     June 14, 1993

2.   MEMBERS Development Company LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Credit Unions & CUSOs
     September 24, 1999

     a. MEMBERS Business Solutions Company, LLC is 100% owned by MEMBERS Development Company, LLC; effective 5/27/04; created to provide business services to credit unions and other related entities, and to engage in any lawful business or activity permitted under the Act and to do any and all other actions and things that may be necessary, incidental or convenient to accomplish these purposes.

3.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     33.3% ownership by American Association of Credit Union Leagues January 5, 2000

4.   HRValue Group LLC
     49% ownership by CUNA Mutual Investment Corporation
     51% ownership by Leagues & League Service Organizations
     December 1, 2000

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     July 5, 1967

2.   CUNA Mutual Life Insurance Company
     July 1, 1990

3.   CUNA Mutual Insurance Society Political Action Committee
     Business: Increase the effectiveness of CUNA Mutual Group's participation in lobbying and other legislative advocacy activities.
     Created: June 24, 2004

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of September 1, 2005

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End: December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.   MEMBERS Capital Advisors, Inc.
     An Iowa Business Act Corporation
     50% ownership by CUNA Mutual Life Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     July 16, 1982

     MEMBERS Capital Advisors, Inc. is the investment adviser of:
     Ultra Series Fund
     MEMBERS Mutual Funds
     CU System Funds

2.   CMIA Wisconsin, Inc.
     A Wisconsin Business Act Corporation
     100% ownership by CUNA Mutual Life Insurance Company
     May 29, 1998

3.   League Insurance Agency, Inc.
     (Wholly owned by CMIA Wisconsin, Inc.)
     Business: Insurance Agency Incorporated on August 16, 1973 Acquired on August 31, 2000
     State of domicile: Connecticut

     League Insurance Agency is the 100% owner of the following subsidiary:

          a.   Member Protection Insurance Plans
               Business: Insurance Agency
               Incorporated on August 21, 1991
               Acquired on August 31, 2000
               State of domicile: Connecticut

ITEM 29. INDEMNIFICATION

Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITER

CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

Officers and Directors of CUNA Brokerage.

Name and Principal      Positions and Offices      Positions and Offices
Business Address        With the Underwriter       With Registrant
------------------      ---------------------      ---------------------
Mark E. Backes**        Vice President             Vice President

John A. Chosy*          Assistant Secretary        Director - Legal

Peter H. Corning*       Secretary                  Vice President

Dennis J. Godfrey       Director & Chairman        None

Katherine I. Grete**    Assistant Treasurer        Business Finance Team
                                                   Financial Analysis Manager

Timothy S. Halevan**    Chief Compliance Officer   Chief Compliance Officer

John W. Henry*          Director, Vice Chairman    Senior Vice President - Members
                        & President                Solutions Group

David J. Hughes**       Treasurer                  Product Financial Reporting Leader

Kevin T. Lentz*         Director                   Senior Vice President - Members
                                                   Solutions Group

Sheila M. Kittleson**   Assistant Treasurer        Business Finance Team Cost Analyst
                                                   Manager

Tracy K. Lien*          Assistant Secretary        Senior Law Specialist

Steve R. Suleski*       Vice President             Vice President - Legal

Mark T. Warshauer*      Director                   Vice President

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 27(3)(a). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2005, was $62,413.69. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                           (2)
       (1)          NET UNDERWRITING         (3)             (4)
NAME OF PRINCIPAL     DISCOUNTS AND    COMPENSATION ON    BROKERAGE         (5)
   UNDERWRITER         COMMISSIONS        REDEMPTION     COMMISSIONS   COMPENSATION
-----------------   ----------------   ---------------   -----------   ------------
CUNA Brokerage
   Services, Inc.      $62,413.69             0           $62,413.69         0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 32. MANAGEMENT SERVICES

     All management contracts are discussed in Part A or Part B.

ITEM 33. FEE REPRESENTATION

     The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, has duly caused Post-Effective Amendment No. 28 to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 17 day of April, 2006.

                                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                                        (REGISTRANT)

                                        BY CUNA MUTUAL LIFE INSURANCE COMPANY


                                        By: /s/ Jeff Post
                                            ------------------------------------
                                            Jeff Post
                                            President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, has duly caused Post-Effective Amendment No. 28 to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 17 day of April, 2006.

                                        CUNA MUTUAL LIFE INSURANCE COMPANY
                                        (DEPOSITOR)


                                        By: /s/ Jeff Post
                                            ------------------------------------
                                            Jeff Post
                                            President

Pursuant to the requirements of the Securities Act of 1933, Post-Effective No. 28 to this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                       DATE
-------------------                     -------


/S/ ELDON R. ARNOLD                        *
-------------------------------------
Eldon R. Arnold, Director


/S/ JAMES L. BRYAN                         *
-------------------------------------
James L. Bryan, Director


/S/ LORETTA M. BURD                        *
-------------------------------------
Loretta M. Burd, Director


/S/ WILLIAM B. ECKHARDT                    *
-------------------------------------
William B. Eckhardt, Director


/S/ JOSEPH J. GASPER                       *
-------------------------------------
Joseph J. Gasper, Director


/S/ BERT J. HASH, JR.                      *
-------------------------------------
Bert J. Hash, Jr., Director


/S/ VICTORIA W. MILLER                     *
-------------------------------------
Victoria W. Miller, Director


/S/ C. ALAN PEPPERS                        *
-------------------------------------
C. Alan Peppers, Director


/S/ JEFF POST                              *
-------------------------------------
Jeff Post, Director


/S/ NEIL A. SPRINGER                       *
-------------------------------------
Neil A. Springer, Director


/S/ KEVIN S. THOMPSON                   4/17/06
-------------------------------------
Kevin S. Thompson,
Attorney-In-Fact


/S/ FAROUK D. G. WANG                      *
-------------------------------------
Farouk D. G. Wang, Director


/S/ LARRY T. WILSON                        *
-------------------------------------
Larry T. Wilson, Director

*    Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                       DATE
-------------------                     -------


/s/ Jeffrey D. Holley                   4/17/06
-------------------------------------
Jeffrey D. Holley
Chief Financial Officer


/s/ Jeff Post                           4/17/06
-------------------------------------
Jeff Post
President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibits

19.  Deloitte & Touche LLP Consent.
     PricewaterhouseCoopers LLP Consent.

20.  Powers of Attorney